UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] PRE-EFFECTIVE AMENDMENT NO. 1

[ ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

Calvert Social Investment Fund

Registrant's Telephone Number

(Exact Name of Registrant as Specified in Charter)

800-368-2745

Address of Principal Executive Offices	Approx. Date of Proposed Public
4550 Montgomery Avenue, Suite 1000N	Offering: December10, 2004
Bethesda, MD 20814	(Date of Reorganization)

Name and Address of Agent for Service:

William M. Tartikoff, Esq.

Calvert Group, Ltd.

4550 Montgomery Ave. Suite 1000N

Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.


Delaware Social Awareness Fund

Dear Shareholder:

Enclosed is a Notice of Meeting for a Special Meeting of shareholders (the "Meeting") of Delaware Social Awareness Fund.  The Meeting has been called for December 10, 2004 at 10:00 a.m. Eastern time at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103.  The accompanying Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card, by telephone or by the Internet.

Please take a moment to vote!

This Meeting is critically important.  You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Social Awareness Fund being exchanged for those of the Equity Portfolio of Calvert Social Investment Fund (the "CSIF Equity Portfolio"), an open-end investment company managed by Calvert Asset Management Company, Inc.

If the shareholders of the Social Awareness Fund approve the proposal, the CSIF Equity Portfolio will acquire substantially all of the assets of the Social Awareness Fund.

-You will receive shares of the CSIF Equity Portfolio equal in value to your investment in shares of the Social Awareness Fund.

-You will no longer be a shareholder of the Social Awareness Fund and will become a shareholder of the CSIF Equity Portfolio.

The transaction is being proposed because, although the CSIF Equity Portfolio has an investment objective and investment policies that are similar to the Social Awareness Fund (as outlined in the Proxy Statement/Prospectus), the CSIF Equity Portfolio Fund has a better opportunity for sustainable results and lower expenses compared to the Social Awareness Fund.  Additionally, the asset growth for the Social Awareness Fund has been low and we believe the projected growth in assets may not be sufficient to continue to offer competitive performance and high quality service to shareholders over the long term.

Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail, telephone or by the Internet.  If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

Thank you for your prompt attention and participation.

Sincerely,

Jude T. Driscoll

Chairman

DELAWARE SOCIAL AWARENESS FUND

(a series of Delaware Group Equity Funds II)

2005 Market Street

Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 10, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the "Meeting") of Delaware Social Awareness Fund (the "Social Awareness Fund"), a series of Delaware Group Equity Funds II (the "Trust"), will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on December 10, 2004 at 10:00 a.m. Eastern time.  The Meeting is being called for the following reasons:

1.             For shareholders of the Social Awareness Fund to vote on an Agreement and Plan of Reorganization between the Trust, on behalf of the Social Awareness Fund, and Calvert Social Investment Fund ("CSIF"), on behalf of the Equity Portfolio (the "CSIF Equity Portfolio"), that provides for: (i) the acquisition by CSIF Equity Portfolio of substantially all of the assets of the Social Awareness Fund in exchange for shares of the CSIF Equity Portfolio; (ii) the pro rata distribution of shares of the CSIF Equity Portfolio to the shareholders of the Social Awareness Fund; and (iii) the liquidation and dissolution of the Social Awareness Fund.

2.             To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Proxy Statement/Prospectus.  A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Proxy Statement/Prospectus.

Shareholders of record of the Social Awareness Fund as of the close of business on October 25, 2004 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope, or by voting by telephone or the Internet.  Your vote is important.

By Order of the Boards of Trustees,

Richelle S. Maestro

Secretary

October ___, 2004

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your Proxy at any time at or before the Meeting or vote in person if you attend the Meeting.

PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

Page
Cover Pages	Cover
Summary
What is the purpose of the proposal?
How will the shareholder voting be handled?
What are the general tax consequences of the Transaction?
Comparisons of Some Important Features
How do the investment objectives and policies of the Social Awareness Fund and the CSIF Equity Portfolio compare?
What are the risks of an investment in the Funds?
Who manages the CSIF Equity Portfolio?
What are the fees and expenses of each Fund and what might they be after the Transaction?
Where can I find more financial information about the Funds?
What are other key features of the Funds?
Transfer Agency, Accounting, Custody and Administrative Services
Management and Administration Fees
Distribution Services
Rule 12b-1 Plans
Purchases, Exchanges and Redemption Procedures
Dividends, Distributions and Taxes
Reasons for the Transaction
Information about the Transaction
How will the Transaction be carried out?
Who will pay the expenses of the Transaction?
What are the tax consequences of the Transaction?
What should I know about CSIF Equity Portfolio Shares?
What are the capitalizations of the Funds and what might the capitalization be after the Transaction?
Comparison of Investment Objectives and Policies
Are there any significant differences between the investment objectives, strategies and investment policies of the Social Awareness Fund and the CSIF Equity Portfolio?
How do the investment restrictions of the Funds differ?
What are the risk factors associated with investments in the Funds?
Voting Information
How many votes are necessary to approve the Plan?
How do I ensure my vote is accurately recorded?
Can I revoke my proxy?
What other matters will be voted upon at the Meeting?
Who is entitled to vote?
What other solicitations will be made?
Information about the CSIF Equity Portfolio
Information about the Social Awareness Fund
Information about each Fund
Principal Holders of Shares
Exhibit A - Form of Agreement and Plan of Reorganization

PROXY STATEMENT/PROSPECTUS

Dated October ___, 2004

Acquisition of the assets of

DELAWARE SOCIAL AWARENESS FUND

(a series of Delaware Group Equity Funds II)

By and in exchange for shares of

EQUITY PORTFOLIO

(a series of Calvert Social Investment Funds)

This Proxy Statement/Prospectus solicits proxies to be voted at a Special Meeting of shareholders (the "Meeting") of Delaware Social Awareness Fund (the "Social Awareness Fund"), a series of Delaware Group Equity Funds II (the "Trust"), to vote on the Agreement and Plan of Reorganization (the "Plan") for the Social Awareness Fund. If shareholders of the Social Awareness Fund vote to approve the Plan, Equity Portfolio (the "CSIF Equity Portfolio"), a series of Calvert Social Investment Funds ("CSIF"), will acquire substantially all of the assets of the Social Awareness Fund in exchange for shares of the CSIF Equity Portfolio.  The principal offices of the Trust are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of the Trust by telephone by calling 1-800-523-1918.  The principal offices of CSIF are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.  You can reach the offices of CSIF by telephone by calling 1-800-368-2745.

The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on December 10, 2004 at 10:00 a.m. Eastern time.  The Board of Trustees of the Trust, on behalf of the Social Awareness Fund, is soliciting this proxy.  This Proxy Statement/Prospectus will first be sent to shareholders on or about November ___, 2004.

If the shareholders of the Social Awareness Fund vote to approve the Plan, you will receive CSIF Equity Portfolio Shares equal in value to your investment in the Social Awareness Fund.  The Social Awareness Fund will then be liquidated.

The CSIF Equity Portfolio and the Social Awareness Fund have similar investment objectives.  The CSIF Equity Portfolio's investment objective is to seek growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the CSIF Equity Portfolio's investment and social criteria.  The Social Awareness Fund's investment objective is to seek long-term capital appreciation.

This Proxy Statement/Prospectus gives the information about CSIF Equity Portfolio Shares that you should know before investing.  You should retain it for future reference.  A Statement of Additional Information dated October ___, 2004 relating to this Proxy Statement/Prospectus containing more information about the CSIF Equity Portfolio, the Social Awareness Fund and the proposed transaction has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

The following documents are included with and considered a part of this Proxy Statement/Prospectus, and are intended to provide you with information about the CSIF Equity Portfolio.

-The Prospectus, as supplemented, of the CSIF Equity Portfolio, dated January 31, 2004, as supplemented on September 30, 2004 (the "CSIF Equity Portfolio Prospectus").

-The Semiannual Report to Shareholders of the CSIF Equity Portfolio for the six months ended March 31, 2004 (the "CSIF Equity Portfolio Semiannual Report").

It is anticipated that the annual report for the CSIF Equity Portfolio's fiscal year ended September 30, 2004 will be available in December 2004.  This document, when available, will supersede the CSIF Equity Portfolio Semiannual Report, and will be incorporated by reference into the Statement of Additional Information pertaining to this Proxy Statement/Prospectus at that time.

The Prospectuses of the Social Awareness Fund dated January 30, 2004, as supplemented on May 7, 2004, is incorporated by reference into this Proxy Statement/Prospectus.  You can request a free copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus, the CSIF Equity Portfolio's Statement of Additional Information dated January 31, 2004 or the most recent annual and semi-annual shareholder reports for the CSIF Equity Portfolio by calling 1-800-368-2745 or by writing CSIF at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency.  Mutual fund shares involve investment risks including the possible loss of principal.

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus.  For more complete information, you should read the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A), the CSIF Equity Portfolio Prospectus, and the CSIF Equity Portfolio Semiannual Report.

What is the purpose of the proposal?

The Board of Trustees of the Trust has approved a Plan for the Social Awareness Fund and recommends that shareholders of the Social Awareness Fund approve the Plan.  If shareholders of the Social Awareness Fund approve the Plan, the Social Awareness Fund's assets will be transferred to the CSIF Equity Portfolio in exchange for an equal value of CSIF Equity Portfolio Shares.  These CSIF Equity Portfolio Shares will then be distributed pro rata to the Social Awareness Fund's shareholders and the Social Awareness Fund will be liquidated and dissolved. The proposed transaction for the Social Awareness Fund is referred to in this Proxy Statement/Prospectus as the "Transaction."

This means that your shares of the Social Awareness Fund will be exchanged for an equal value of CSIF Equity Portfolio Shares.  As a result, you will cease to be a shareholder of the Social Awareness Fund and will become a shareholder of the CSIF Equity Portfolio.  This exchange will occur on a date agreed to between the Trust and CSIF (hereafter, the "Closing Date").

The CSIF Equity Portfolio is an open-end mutual fund with an investment objective and investment policies that are similar, but not identical, to the investment objective and policies of the Social Awareness Fund.  Both the CSIF Equity Portfolio and the Social Awareness Fund invest in stocks that will provide capital appreciation while keeping socially conscious parameters in mind.  Both funds invest primarily in stocks of domestic companies having a market capitalization at least $1 billion.

For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has concluded that the Transaction is in the best interests of the shareholders of the Social Awareness Fund.

The Board of Trustees of the Trust recommends that you vote

to approve the Plan.

How will the shareholder voting be handled?

Shareholders of the Social Awareness Fund who own shares at the close of business on October 25, 2004 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  To approve the Transaction, a majority of the votes cast at the Meeting must be voted in favor of the Plan.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus.  You may place your vote by completing and signing the enclosed proxy card or by telephone or by the Internet.  If you return your signed proxy card or vote by telephone or by Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies.  You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement/Prospectus.

What are the general tax consequences of the Transaction?

It is expected that shareholders of the Social Awareness Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for CSIF Equity Portfolio Shares.  You should, however, consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances.  You should also consult your tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only.  For further information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"

COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Social Awareness Fund and the CSIF Equity Portfolio compare?

The Social Awareness Fund and the CSIF Equity Portfolio have similar investment objectives and policies. Both the Delaware Social Awareness Fund and the CSIF Equity Portfolio strive to meet dual objectives for shareholders -- investing in stocks that will provide capital appreciation while keeping socially conscious parameters in mind.  The Social Awareness Fund's investment objective is to seek long-term capital appreciation.  The CSIF Equity Portfolio's investment objective is to seek growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the CSIF Equity Portfolio's investment and social criteria.  Both funds invest primarily in stocks of domestic companies having a market capitalization of at least $1 billion.

There are a few differences in the investment strategy, policies, and process for these two funds.  The CSIF Equity Portfolio is more growth-oriented in its investment style than the Delaware Social Awareness Fund.  By contrast, the Delaware's Social Awareness Fund blends the growth and value investment styles.  The CSIF Equity Portfolio may invest up to 25% of its net assets in stocks of non-U.S. issuers.  By contrast, the Delaware Social Awareness Fund may only invest 20% of its total assets in foreign securities.  In addition, the CSIF Equity Portfolio may invest up to 20% of its net assets in non-investment grade debt securities.  By contrast, the Delaware Social Awareness Fund may not invest in non-investment grade debt securities.

Both the Social Awareness Fund and the CSIF Equity Portfolio employ similar socially responsible investment criteria in selecting investments, but utilize different screening processes.

For a more detailed comparison of the funds' investment policies and restrictions, see "Comparison of Investment Objectives and Policies" below.

What are the risks of an investment in the Funds?

As with most investments, investments in the funds involve risks.  There can be no guarantee against losses resulting from an investment in any fund, nor can there be any assurance that any fund will achieve its investment objective.

                Both the Social Awareness Fund and the CSIF Equity Portfolio will be affected by declines in stock prices which can be caused by a decline in the stock market or by poor performance of specific companies or industries.  Because both funds avoid certain companies and industries that are not considered to be socially responsible, they could miss out on strong performance by those companies or industries.

                An investment in the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For further information about the risks of investing in the funds, see "Comparison of Investment Objectives and Policies," below.

Who manages the CSIF Equity Portfolio?

The management of the business and affairs of the CSIF Equity Portfolio is the responsibility of the Board of Trustees of CSIF.  The Board elects officers who are responsible for the day-to-day operations of the CSIF Equity Portfolio.

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment adviser.  Calvert provides the CSIF Equity Portfolio with investment supervision and management and office space, furnishes executive and other personnel to the CSIF Equity Portfolio, and pays the salaries and fees of all Trustees who are affiliated persons of Calvert.  It has been managing mutual funds since 1976.  Calvert is the investment adviser for over 25 mutual fund portfolios, including the first and largest family of socially screened funds.  As of September 30, 2004, Calvert had over $9.98 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of the CSIF Equity Portfolio.  This is Mr. Falci's 17th year in the securities industry.

Atlanta Capital Management Company, L.L.C. ("Atlanta Capital Management"), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA  30309, has served as sub-adviser to the CSIF Equity Portfolio since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for the CSIF Equity Portfolio.  He is a senior Partner and senior investment professional for Atlanta Capital Management.  He has been with the firm since 1976.  He specializes in equity portfolio management and research.  Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company.  Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the funds. The sales charge structure for each Fund is similar, but not identical.  Except as noted, the operating expenses shown are based on expenses incurred during each fund's most recent fiscal year.  DMC has contracted to waive its fees and/or pay expenses of the Social Awareness Fund for the period from January 30, 2004 through January 31, 2005 to the extent necessary to limit the total operating expenses of the Fund to the levels shown below.

Fees and expenses for the CSIF EQUITY PORTFOLIO

and the sOCIAL AWARENESS FUND

Fund Names and Classes of Shares	Maximum Sales Load on Purchases	Maximum CDSC	Maximum Sales Load on Reinvested Dividends	Redemption Fees	Exchange Fees
CSIF Equity Portfolio as of September 30, 2003
Class A	4.75%	None	None	2%	2%[2]
Class B	None	5.00%	None	2%[2]	2%[2]
Class C	None	1.00%	None	2%[2]	2%[2]
Class I	None	None	None	2%[2]	2%[2]

Social Awareness Fund as of November 30, 2003
Class A	5.75%	None	None	None	None
Class B	None	4.00%	None	None	None[6]
Class C	None	1.00%	None	None	None[6]
Class I	None	None	None	None	None

Operating Expenses

Fund Names and Classes of Shares	Management Fees	Distributions and Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers & Payments	Net Expenses
CSIF Equity Portfolio after Transaction
Class A	0.70%	0.25%	0.34%	1.29%	N/A	N/A
Class B	0.70%[10]	1.00%	0.45%	2.15%	N/A	N/A
Class C	0.70%[10]	1.00%	0.40%	2.10%	N/A	N/A
Class I	0.60%[10]	None	0.10%	0.70%	N/A	N/A

CSIF Equity Portfolio as September 30, 2003
Class A	0.70%[10]	0.25%	0.34%	1.29%	N/A	N/A
Class B	0.70%[10]	1.00%	0.45%	2.15%	N/A	N/A
Class C	0.70%[10]	1.00%	0.40%	2.10%	N/A	N/A
Class I	0.60%[10]	None	0.10%	0.70%	N/A	N/A

Social Awareness Fund as of November 30, 2003
Class A	0.75%	0.30%	0.95%	2.00%	(0.50%)	1.50%
Class B	0.75%	1.00%[11]	0.95%	2.70%	(0.45%)[12]	2.25%
Class C	0.75%	1.00%[11]	0.95%	2.70%	(0.45%)[12]	2.25%
Class I	0.75%	None	0.95%	1.70%	(0.45%)[12]	1.25%

Examples:

The following Examples are intended to help you compare the cost of investing in the Social Awareness Fund with the cost of investing in the CSIF Equity Portfolio.  Each Example assumes that you invest $10,000 in each fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years[2]
CSIF Equity Portfolio after Transaction[1]
Class A	$600	$865	$1,149	$1,958
Class B	$218	$673	$1,154	$2,264
Class B (if redeemed)	$718	$1,073	$1,354	$2,264
Class C	$213	$658	$1,129	$2,431
Class C (if redeemed)	$313	$658	$1,129	$2,431
Class I	$72	$224	$390	$871

Social Awareness Fund[3]
Class A	$719	$1,121	$1,547	$2,731
Class B	$228	$796	$1,390	$2,830
Class B (if redeemed)	$628	$1,071	$1,615	$2,830
Class C	$228	$796	$1,390	$2,999
Class C (if redeemed)	$328	$796	$1,390	$2,999
Class I	$127	$492	$881	$1,971

1The CSIF Equity Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the CSIF Equity Portfolio's total operating expenses remain unchanged in each of the periods we show.

2The Class B example for both funds reflects the conversion of Class B Shares to Class A Shares after approximately eight years.  Information for the ninth and tenth years reflects expenses of the Class A Shares.

3The Social Awareness Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one year contractual period and total operating expenses without expense waivers for years two through ten.

Where can I find more financial information about the Funds?

The CSIF Equity Portfolio Semiannual Report, which is incorporated by reference in this Proxy Statement/Prospectus, shows per share information for past five fiscal years and the most recent semiannual period.  The Prospectus and Statement of Additional Information of the CSIF Equity Portfolio, both dated January 31, 2004, as revised September 30, 2004 and the CSIF Equity Portfolio Semiannual Report have been filed with the SEC and are incorporated herein by reference.  Copies of these documents may be obtained upon request and without charge by writing the CSIF Equity Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.  The Prospectuses, and the Annual and Semiannual Reports for the Social Awareness Fund contain further financial information about the Social Awareness Fund.  These documents have been filed with the SEC and are available upon request. (See "Information About the Social Awareness Fund.")

What are other key features of the Funds?

Transfer Agency, Accounting, Custody and Administrative Services.  Delaware Service Company, Inc.  ("DSC"), an affiliate of DMC, acts as shareholder servicing, dividend disbursing and transfer agent for the Social Awareness Fund, and for other mutual funds in the Delaware Investments Family of Funds.  DSC also provides accounting services to the Social Awareness Fund.  Those services include performing all functions related to calculating the Social Awareness Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services.  For its services, DSC is paid fees by the Social Awareness Fund according to fee schedules that are the same for each retail fund in the Delaware Investments Family of Funds.  These fees are charged to each fund, including the Social Awareness Fund, on a pro rata basis.

JPMorgan Chase Bank is the custodian of the securities and other assets of the Social Awareness Fund.  The main office of JPMorgan Chase Bank is 4 Chase Metrotech Center, Brooklyn, New York 11245.

Calvert Administrative Services Company ("CASC"), an affiliate of Calvert, provides certain administrative services necessary to the conduct of the CSIF Equity Portfolio's affairs, including the preparation of regulatory filings and shareholder reports.  For providing these services, CASC receives an administrative service fee at the annual rate of 0.20% of the average daily net assets allocable to the CSIF Equity Portfolio's Class A, Class B and Class C shares, and 0.10% of the average daily net assets allocable to the CSIF Equity Portfolio's Class I shares.

                Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust, serves as the CSIF Equity Portfolio's transfer and dividend disbursing agent.  These responsibilities include responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.  The address of BFDS is P.O. Box 19544, Kansas City, MO  64121-9844.

                Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of Calvert, serves as the CSIF Equity Portfolio's shareholder servicing agent.  Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions. CSSI may contract with subagents, at the CSIF Equity Portfolio's expense, to provide recordkeeping and subaccounting services to the CSIF Equity Portfolio.

                State Street Bank & Trust Company, N.A., 255 Franklin Street, Boston, MA 02100, serves as the custodian of the CSIF Equity Portfolio's investments.  M&T Bank, 25 South Charles Street, Baltimore, MD  21203, serves as custodian of certain of the CSIF Equity Portfolio's cash assets.

Management Fees.  DMC is the investment manager of the Social Awareness Fund.  DMC has entered into a management agreement relating to the Social Awareness Fund that provides for reductions in fee rates as the assets of the Social Awareness Fund increase.

Under its management agreement, the Social Awareness Fund pays DMC a management fee as a percentage of average daily net assets equal to: 0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1,500 million, and 0.60% on assets in excess of $2,500 million.  DMC has contracted to waive that portion, if any, of the annual management fees payable by the Social Awareness Fund and to pay certain expenses to the extent necessary to ensure that the total operating expenses of the Social Awareness Fund do not exceed 1.25% of average daily net assets (exclusive of applicable 12b-1 expenses, taxes, interest, brokerage commissions and extraordinary expenses) for the period from January 30, 2004 to January 31, 2005.

                Under the CSIF Equity Portfolio's investment advisory agreement with Calvert, the CSIF Equity Portfolio pays Calvert an advisory fee at the annual rate of 0.50% of the CSIF Equity Portfolio's average daily net assets.  Under its subadvisory agreement with Calvert, Atlanta Capital Management receives a sub-advisory fee at the annual rate of 0.30% of the assets it manages for the CSIF Equity Portfolio.  These sub-advisory fees are paid by Calvert, not the CSIF Equity Portfolio.

Distribution Services.  Pursuant to an underwriting agreement relating to the Social Awareness Fund, Delaware Distributors, L.P.  ("DDLP") serves as the national distributor for the Social Awareness Fund.  DDLP pays the expenses of the promotion and distribution of the Social Awareness Fund's shares, except for payments by the Social Awareness Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans.  DDLP is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of DMC. Pursuant to a contractual arrangement with DDLP, Lincoln Financial Distributors, Inc. ("LFD") is primarily responsible for promoting the sale of Social Awareness Fund shares through broker/dealers, financial advisers and other financial intermediaries. LFD is also an affiliate DDLP and DMC.

                Pursuant to an underwriting agreement relating to the CSIF Equity Portfolio, Calvert Distributors, Inc. ("CDI") serves as the principal underwriter and distributor for the CSIF Equity Portfolio.  CDI is an affiliate of Calvert.  Under the terms of its underwriting agreement with CSIF, CDI markets and distributes the CSIF Equity Portfolio's shares and is responsible for preparing advertising and sales literature and printing and mailing prospectuses to prospective investors.

Rule 12b-1 Plans.  Both the Trust and CSIF have adopted a separate distribution plan or "Rule 12b-1 Plan" for each of their respective Class A Shares, Class B Shares and Class C Shares (collectively, the "Rule 12b-1 Plans" and, each individually, a "Rule 12b-1 Plan").  The Rule 12b-1 Plans do not apply to the Class I Shares of either fund.  With respect to both funds, Class I Shares are not included in calculating the Rule 12b-1 Plans' fee and the Rule 12b-1 Plans are not used to assist in the distribution or marketing of Shares of Class I.

Each Rule 12b-1 Plan permits the relevant fund to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the distributor for its services and expenses in distributing and promoting shares of such classes.  These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the distributor.  The Rule 12b-1 Plan expenses relating to Class B Shares and Class C Shares are also used to pay the distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.  In addition, absent any applicable fee waiver, each fund may make payments out of the assets of the Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

                The Rule 12b-1 Plans applicable to the Class A, Class B and Class C Shares of the Social Awareness Fund and the CSIF Equity Portfolio are similar, but not identical.  The main differences between the two funds' Rule 12b-1 Plans relate to their Class A Shares.  The Rule 12b-1 Plan that relates to the Social Awareness Fund's Class A Shares provides for a maximum aggregate distribution and service fee at the annual rate of 0.30% of the average daily net assets of the Class A Shares.  By contrast, the Rule 12b-1 Plan that relates to Class A Shares of the CSIF Equity Portfolio provides for a maximum aggregate distribution and service fee at the annual rate of 0.35% of the average daily net assets of the Class A Shares.  Notwithstanding the difference in the maximum level of distribution and service fees applicable to the funds' respective Class A Shares, Class A Shares of both the Social Awareness Fund and the CSIF Equity Portfolio are currently bearing distribution and services fees at the annual rate of 0.25%.  The Board of Trustees of CSIF has set the Class A distribution and service fee for the CSIF Equity Portfolio at 0.25% until further notice by the Board, while DDLP has contracted to limit Class A distribution and service fees for the Social Awareness Fund to 0.25% through January 31, 2005.

                In addition, the Rule 12b-1 Plan for Class A Shares of the CSIF Equity Portfolio reimburses CDI only for those expenses that it actually incurs.  By contrast, the Rule 12b-1 Plan applicable to Class A Shares of the Social Awareness Fund compensates DDLP at a set rate regardless of DDLP's expenses.

The Rule 12b-1 Plans applicable to both funds' Class B and Class C Shares are also similar.  The maximum aggregate annual fee payable by each fund under its Rule 12b-1 Plans and its Distribution Agreement is, on an annual basis: up to 1.00% (0.25% of which are service fees to be paid to the distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets.  All of the distribution expenses incurred by each fund's distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares is borne by such persons without any reimbursement from such Classes.  Subject to seeking best execution, each fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Rule 12b-1 Plans.

Purchase, Exchange and Redemption Procedures.  Procedures for the purchase, exchange and redemption of the funds' shares are similar but not identical.  You may refer to the Prospectus of each fund for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of its shares.  Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the funds.

Social Awareness Fund.  Shares of the Social Awareness Fund may be purchased at the net asset value next determined after the Fund or its authorized agent receives a purchase order in good order, subject to any applicable sales charge.  Purchases of shares of the Fund may be made through authorized investment dealers or directly by contacting the Fund or its distributor, although the Class I Shares of the Fund are available for purchase only by certain groups of investors.  The minimum initial investment is $1,000 for Class A, B and C Shares of the Fund.  Subsequent purchases must be at least $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments Family of Funds, the manager or any of its affiliates if the purchases are made pursuant to a payroll deduction account.  Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  Accounts opened under the Asset Planner services are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.  There are no minimum purchase requirements for Class I Shares, but certain eligibility requirements must be satisfied.

Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000.  For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  Purchase orders for more than the maximum amounts will be rejected, although an investor may exceed these limitations by making cumulative purchases over a period of time.

The Fund reserves the right to reject any order for the purchase of its shares if, in the opinion of management, such rejection is in the Fund's best interest.  The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months.  The Fund also reserves the right, upon 60 days' written notice, to redeem accounts involuntarily that remain under the minimum initial purchase amount as a result of redemptions.

Class A Shares of the Fund are purchased at the offering price, which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases.  Absent a fee waiver, Class A Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

Class B Shares of each Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter, although the CDSC may be waived under certain circumstances.  Absent any fee waivers, Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase, at which time Class B shares are subject to automatic conversion to Class A Shares.

Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase, although the CDSC may be waived under certain circumstances.  Absent any fee waivers, Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

Class I Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge, or Rule 12b-1 Plan expenses.

Shares of the Fund will be redeemed at any time at the net asset value next determined on the business day when a redemption request is received. Requests for redemption of shares held in certificated form must be accompanied by the certificates.  Any applicable contingent deferred sales charge will be deducted.  Shares of the Fund may be exchanged for shares of the same class in another fund in the Delaware Investments Family of Funds without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange.

The sale of shares of the Fund, either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders. Shareholders of the Fund will not be charged sales charges in connection with the Transaction and it is intended that the structure of the Transaction will not create a taxable event for shareholders.

CSIF Equity Portfolio.  Shares of the CSIF Equity Portfolio may be purchased at the net asset value next determined after the Portfolio or its authorized agent receives a purchase order in good order, subject to any applicable sales charge.  Purchases of shares of the Portfolio may be made through authorized investment dealers or directly by contacting the Portfolio or its distributor.  The minimum initial investment is $1,000 for Class A, B and C Shares of the Portfolio.  Subsequent purchases must be at least $250.  The minimum initial investment for Class I Shares of the Portfolio is $1,000,000, although this requirement may be waived for certain institutional accounts where it is believed to be in the best interest of the Portfolio and its shareholders.

The Portfolio and its distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of Portfolio Shares; or withdraw all or any part of the offering made under the Portfolio's prospectus. The Portfolio also reserves the right, upon 30 days' written notice, to redeem accounts involuntarily that remain under the minimum initial purchase amount.

Class A Shares of the Portfolio are purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases.  Absent a fee waiver, Class A Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

Class B Shares of the Portfolio are purchased at net asset value and are subject to a CDSC of: (i) 5.00% if shares are redeemed within one year of purchase; (ii) 4.00% if shares are redeemed during the second or third year of purchase; (iii) 3.00% if shares are redeemed during the fourth year following purchase; (iv) 2.00% if shares are redeemed during the fifth year following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter, although the CDSC may be waived under certain circumstances.  Absent any fee waivers, Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase, at which time Class B shares are subject to automatic conversion to Class A Shares.

Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase, although the CDSC may be waived under certain circumstances.  Absent any fee waivers, Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

Class I Shares are purchased at the net asset value per share without the imposition of a front end or contingent deferred sales charge, or Rule 12b-1 Plan expenses.

Shares of any Fund will be redeemed at any time at the net asset value next determined on the business day when a redemption request is received. Any applicable contingent deferred sales charge will be deducted.  Shares of a Fund may be exchanged for shares of the same class in another fund in the Calvert fund family without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange.

Dividends, Distributions and Taxes.   Both the Social Awareness Fund and the CSIF Equity Portfolio declare and pay dividends, if any, from net investment income on an annual basis.  The amount of these dividends will vary depending on changes in the funds' net investment income.  Payments from net realized securities profits (capital gains), if any, will be distributed annually for both funds.  Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option, such as to receive distributions in cash or to reinvest distributions in shares of another fund in the same fund family.

Distributions, whether received in cash or in additional shares, are generally subject to income tax. On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. You should consult your tax adviser about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from a fund, subject to the rules of qualified dividends enacted by JAGTRRA, is the same whether you reinvest your dividends or receive them in cash.  Distributions from a fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.  Any capital gain may be taxable at different rates depending on the shareholder's holding period for the shares.  Each fund notifies its shareholders annually of the amount and nature of all dividends and distributions received from the fund in the prior year.  For more information about the tax implications of investments in the funds, see the current prospectus as well as the current Statement of Additional Information for each Fund.

REASONS FOR THE TRANSACTION

The Board of Trustees of the Trust, on behalf of the Social Awareness Fund, has recommended the Transaction for purposes of combining the Social Awareness Fund with a larger fund that has similar investment objectives and policies and a better opportunity for sustainable results and lower expenses.  There has also been relatively low demand for and slow growth in assets of the Social Awareness Fund.

The Plan was presented to the Board of Trustees of the Trust at a meeting of the Board on August 19, 2004 and again at a Board meeting on September 23, 2004.  At the August 19, 2004 Board meeting, the Trustees of the Trust met with representatives of Calvert to discuss the CSIF Equity Portfolio and the proposed Transaction.  The Board considered the background and experience of Calvert and its key investment personnel, as well as Calvert's investment philosophy and process, including its approach to socially responsible investing.  At the Board meetings, the Board questioned management about the potential benefits and costs to shareholders of the Social Awareness Fund.  In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the advantages and benefits, as well as the disadvantages and costs to shareholders; the expense ratios of the CSIF Equity Portfolio and the Social Awareness Fund and the impact of contractual fee waivers thereon; the comparative investment performance of the CSIF Equity Portfolio and the Social Awareness Fund; the compatibility of the investment objectives, policies, restrictions and investments of the Social Awareness Fund with those of the CSIF Equity Portfolio; and the tax consequences of the Transaction.

                The Board of the Trust believed that the Plan was in the best interests of the Social Awareness Fund's shareholders for several reasons.  The CSIF Equity Portfolio has a long-term performance record that is stronger than that of the Social Awareness Fund.  The CSIF Equity Portfolio is also much larger than the Social Awareness Fund and has significantly lower operating expenses than the Social Awareness Fund.  The Trustees also considered management's representations that Social Awareness Fund Class B shareholders would not be subjected to any contingent deferred sales charges in excess of those currently charged by the Social Awareness Fund.  The Trustees also considered Calvert's undertaking to absorb certain costs associated with the Transaction.  The Board also considered Calvert's long-standing commitment to and expertise in socially responsible investing.  Lastly, the Board considered that fact that the Plan would afford Social Awareness Fund shareholders the ability to remain invested in a socially conscious fund without the expense of additional sales charges they could incur if the Social Awareness Fund were liquidated and shareholders purchased shares of another fund with the liquidation proceeds.

The Board of Trustees of the Trust approved the Plan, concluding that the Transaction is in the best interests of the Social Awareness Fund's shareholders.  The Board of the Trust then decided to recommend that shareholders of the Social Awareness Fund vote to approve the Transaction.

For the reasons discussed above, the Board of Trustees of the Trust, on behalf of the Social Awareness Fund, recommends that you vote FOR the Plan.

If the shareholders of the Social Awareness Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action for the Social Awareness Fund, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the actual Plan.  It is attached as Exhibit A and incorporated herein by reference.

How will the Transaction be carried out?

If the shareholders of the Social Awareness Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Social Awareness Fund, and by CSIF, on behalf of the CSIF Equity Portfolio, including the delivery of certain documents.  The Trust and CSIF will agree on the Closing Date.  If the shareholders of the Social Awareness Fund do not approve the Plan, the Transaction will not take place.

If the shareholders of the Social Awareness Fund approve the Plan, the Social Awareness Fund will deliver to the CSIF Equity Portfolio substantially all of its assets on the Closing Date.  In exchange, the Trust, on behalf of the Social Awareness Fund, will receive CSIF Equity Portfolio Shares to be distributed pro rata by the Social Awareness Fund to its shareholders.  The value of the assets to be delivered to the CSIF Equity Portfolio shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc.  ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing Date.

The stock transfer books of the Social Awareness Fund will be permanently closed as of the close of business of the NYSE on the day before the Closing Date.  The Social Awareness Fund will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the CSIF Equity Portfolio.

To the extent permitted by law, the Trust and CSIF may agree to amend the Plan without shareholder approval.  They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Social Awareness Fund.

                [Due to operational constraints faced by retirement plan administrators, certain retirement plans are expected to exchange shares of the Social Awareness Fund for shares of the CSIF Equity Portfolio prior to the consummation of the Transaction.  The Social Awareness Fund will incur related transaction costs in connection with such exchanges.  It also will result in the merger expenses accrued by the Social Awareness Fund being allocated across a smaller asset base, which could result in higher expense ratios for the Social Awareness Fund. However, Management believes that the Social Awareness Fund could also experience certain cost savings as a result of such exchanges.]

Who will pay the expenses of the Transaction?

The Plan provides that the CSIF Equity Portfolio shall bear its own expenses incurred in connection with the Transaction, and that Calvert shall bear the expenses of the Social Awareness Fund incurred in connection with the Transaction.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.  Based on certain assumptions made and representations to be received from the Trust, on behalf of the Social Awareness Fund, and from CSIF, on behalf of the CSIF Equity Portfolio, it is expected that Sullivan & Worcester, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Social Awareness Fund will not recognize any gain or loss as a result of the exchange of their shares of the Social Awareness Fund for shares of the CSIF Equity Portfolio, and (ii) the CSIF Equity Portfolio and its shareholders will not recognize any gain or loss upon receipt of the Social Awareness Fund's assets.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances.  You should also consult your tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about the CSIF Equity Portfolio Shares?

If the Transaction is approved, full and fractional shares of the CSIF Equity Portfolio will be distributed to shareholders of the Social Awareness Fund in accordance with the procedures described above.  When issued, each share will be validly issued and fully paid and non-assessable, freely transferable and will have full voting rights.  The shares of the CSIF Equity Portfolio will be recorded electronically in each shareholder's account.  The CSIF Equity Portfolio will then send a confirmation to each shareholder.  As described in its prospectus, the CSIF Equity Portfolio does not issue share certificates except for Class A Shares and Institutional Class Shares and then only when requested.  As of the Closing Date, any certificates representing shares of the Social Awareness Fund will be cancelled.

All shares have noncumulative voting rights.  This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees.  If this happens, holders of the remaining shares voting will not be able to elect any trustees.

Like the Social Awareness Fund, the CSIF Equity Portfolio does not routinely hold annual meetings of shareholders.  The CSIF Equity Portfolio may hold special meetings for matters requiring shareholder approval.  A meeting of the CSIF Equity Portfolio's shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

The following table sets forth, as of September 30, 2004, the separate capitalizations of the CSIF Equity Portfolio and the Social Awareness Fund, and the estimated capitalization of the CSIF Equity Portfolio as adjusted to give effect to the proposed Transaction.  The capitalization of the CSIF Equity Portfolio is likely to be different when the Transaction is consummated.

CSIF Equity Portfolio -- Social Awareness Fund

	CSIF Equity Portfolio (unaudited)	Social Awareness Fund (unaudited)	CSIF Equity Portfolio after Transaction (estimated)

Net assets (millions)	$	$	$
Total shares outstanding

	CSIF Equity Portfolio Class A (unaudited)	Social Awareness Fund Class A (unaudited)	CSIF Equity Portfolio Class A after Transaction (estimated)

Net assets (millions)	$	$	$
Total shares outstanding
Net asset value per share	$	$	$

	CSIF Equity Portfolio Class B (unaudited)	Social Awareness Fund Class B (unaudited)	CSIF Equity Portfolio Class B after Transaction (estimated)

Net assets (millions)	$	$	$
Total shares outstanding
Net asset value per share	$	$	$

	CSIF Equity Portfolio Class C (unaudited)	Social Awareness Fund Class C (unaudited)	CSIF Equity Portfolio Class C after Transaction (estimated)

Net assets (millions)	$	$	$
Total shares outstanding
Net asset value per share	$	$	$

	CSIF Equity Portfolio Class I (unaudited)	Social Awareness Fund Class I (unaudited)	CSIF Equity Portfolio Class I after Transaction (estimated)

Net assets (millions)	$	$	$
Total shares outstanding
Net asset value per share	$	$	$

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section describes the key investment policies of the funds, and certain noteworthy differences between the investment objectives and strategies of the Social Awareness Fund as compared to the CSIF Equity Portfolio.  For a complete description of the CSIF Equity Portfolio's investment policies and risks, you should read the CSIF Equity Portfolio Prospectus, which is included with this Proxy Statement/Prospectus.

The investment objectives and policies of the Social Awareness Fund, as compared to the CSIF Equity Portfolio, are described in separate sections below.  Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of a fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").  Policies or investment restrictions of a fund that are non-fundamental may be changed by its Board of Trustees without shareholder approval.

Are there any significant differences between the investment objectives, strategies and investment policies of the Social Awareness Fund and the CSIF Equity Portfolio?

Investment Objectives.  The Social Awareness Fund seeks long-term capital appreciation.  The investment objective for the Social Awareness Fund is non-fundamental.  In the event that the Board of Trustees of the Trust approves a change in the Social Awareness Fund's investment objective, the Board would notify shareholders before such change became effective.

The investment objective of the CSIF Equity Portfolio is to seek growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the CSIF Equity Portfolio's investment and social criteria.  The investment objective for the CSIF Equity Portfolio is also non-fundamental.  In the event that the Board of Trustees of CSIF approves a change in the CSIF Equity Portfolio's investment objective, the Board would notify shareholders before such change became effective.

Investment Strategy.  Both the Social Awareness Fund and the CSIF Equity Portfolio invest primarily in stocks of domestic companies having a market capitalization of at least $1 billion.  Both the Social Awareness Fund and the CSIF Equity Portfolio employ similar socially responsible investment criteria in selecting investments, but utilize different screening processes.

Calvert maintains an in-house research group for socially conscious analysis made up of experts in a variety of areas, including labor relations, environmental sustainability, military and defense issues, international human rights, animal welfare and community banking practices.  Calvert's research group seek to identify investment opportunities in companies that:

-Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

On the other hand, Calvert's research group seeks to avoid investments in companies that:

-Are the subject of serious labor related actions by federal, state or local regulatory agencies.

-Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-Have a pattern and practice of violating the rights of indigenous peoples.

-Have harmful or unethical business practices.

-Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-Manufacture tobacco products.

-Are significantly involved in the manufacture of weapons.

-Are significantly involved in the manufacture of alcoholic beverages.

-Have direct involvement in gambling operations.

With respect to U.S. government securities, the CSIF Equity Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whose purposes further, or are compatible with, the Calvert's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. government, such as Treasury securities.

By contrast, the DMC relies on the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to screen investments for the Social Awareness Fund.  The Social Investment Database generally screens out securities of companies that are deemed to:

-Engage in activities likely to result in damage to the natural environment;

-Produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;

-Manufacture or contract for military weapons;

-Are in the liquor, tobacco or gambling industries; and

-Conduct animal testing for cosmetic or personal care products.

                In addition, the CSIF Equity Portfolio generally employs a more growth-oriented investment style than the Social Awareness Fund.  The CSIF Equity Portfolio focuses on growing companies with a history of steady earnings growth.  Investments for the CSIF Equity Portfolio are selected based on its sub-adviser's opinion on whether an issuer has the ability to sustain growth through growing profitability and whether a stock is favorably priced with respect to those growth expectations.  By contrast, the Social Awareness Fund blends this growth style with a value investment style that also focuses on stocks that DMC believes are undervalued in price.

Principal Investments.  The Social Awareness Fund and the CSIF Equity Portfolio invest primarily in the types of securities described below.

Common Stocks.  Both the Social Awareness Fund and the CSIF Equity Portfolio invest primarily in common stocks, which are securities that represent shares of ownership in a corporation.  Stockholders generally participate in the corporation's profits and losses, proportionate to the number of shares they own.

Repurchase Agreements.  Both the Social Awareness Fund and the CSIF Equity Portfolio may enter into repurchase agreements.  A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified period of time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate.  Repurchase agreements are often viewed as equivalent to cash.  A fund would typically use repurchase agreements as a short-term investment for its cash position.  The use of repurchase agreements is considered a principal investment for the Social Awareness Fund, but not for the CSIF Equity Portfolio.

Illiquid Securities.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest up to 15% of their net assets in illiquid securities, which are securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them.  Illiquid securities include repurchase agreements that mature in more than seven days.  Investments in illiquid securities are considered a principal investment for the Social Awareness Fund, but not for the CSIF Equity Portfolio.

Other Equity Securities.  The Social Awareness Fund is also specifically permitted under its investment policies to invest in other types of equity securities, including preferred stocks, warrants and convertible securities.  These investments are not considered principal investments for the CSIF Equity Portfolio.

Restricted Securities.  The Social Awareness Fund may invest in privately placed securities whose resale is restricted under securities law.  These include securities that are eligible for resale among certain institutional investors without registration, which are commonly known as Rule 144A securities.  The investment policies for the CSIF Equity Portfolio do not specifically contemplate investments in such securities.

Additional Investments.  Although the Social Awareness Fund and the CSIF Equity Portfolio generally invest in stocks of domestic corporations, each fund may also invest in other types of securities, including those described below.

Foreign and Emerging Market Securities.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest in foreign securities, including the securities of issuers located in emerging market nations.  Both funds may also invest in depositary receipts such as American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts.  Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  The Social Awareness Fund may invest up to 20% of its total assets in foreign securities, but its investments in depositary receipts are not subject to this limitation.  By contrast, the CSIF Equity Portfolio may invest up to 25% of its net assets in foreign securities, including depositary receipts.

Foreign currency contracts.  Both the Social Awareness Fund and the CSIF Equity Portfolio may engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  Forward currency contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.  Each fund may enter into forward currency contracts to lock in the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.  By entering into a forward currency contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

Securities Lending.  Both the Social Awareness Fund and the CSIF Equity Portfolio may lend their portfolio securities to qualified broker-dealers and institutional investors for their use in securities transactions.  These transactions may generate additional income for the lending fund.  The Social Awareness Fund may lend up to 25% of its assets, while the CSIF Equity Portfolio may lend up to 331/3 % of its total assets.

Futures and Options.  Options represent a right to buy or sell a security or group of securities at an agreed upon price at a future date.  Futures contracts are agreements for the purchase or sale of a security or group of securities at a specific price, on a specific date.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest in options and futures for hedging and other non-speculative purposes.

Both the Social Awareness Fund and the CSIF Equity Portfolio may write covered call options and purchase put options.  In addition, the CSIF Equity Portfolio may write covered put options.  The Social Awareness Fund will invest no more than 2% of its net assets in put options.  By contrast, the CSIF Equity Portfolio may invest up to 5% of its total assets in options.

Both the Social Awareness Fund and the CSIF Equity Portfolio may also enter into futures contracts with respect to individual securities, stock indices, interest rates and foreign currencies.  The CSIF Equity Portfolio's investments in futures is subject to an overall limit of 5% of its net assets.

Small Cap Stocks.  Although both funds focus on investments in the stocks of companies with a market capitalization of at least $1 billion, both the Social Awareness Fund and the CSIF Equity Portfolio may invest in the stocks of smaller companies.

Initial Public Offerings.  The investment policies of the  CSIF Equity Portfolio specifically allow for investments in newly issued securities that may have volatile prices due to speculation and the lack of any established long-term price history.  The investment policies for the Social Awareness Fund do not specifically contemplate investments in such securities.

Investment-Grade Bonds.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest in debt securities that are rated in one of the top four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or are unrated securities that are deemed to be of similar quality.

High-Yield Securities.  High-yield securities, also known as "junk bonds," are debt securities that are rated lower than investment-grade (i.e., BB or Ba by an NRSRO) or are unrated securities that are deemed to be of similar quality.  The CSIF Equity Portfolio may invest up to 20% of its net assets in high yield securities.  By contrast, the Social Awareness Fund may not invest in high yield securities.

Mortgage-backed Securities.  Mortgage-backed securities generally include privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property.  These include government-related mortgage-backed securities or privately issued mortgage-backed securities that are fully collateralized, including collateralized mortgage obligations ("CMOs").  The CSIF Equity Portfolio may invest in mortgage-backed securities.  By contrast, the investment policies for the Social Awareness Fund do not specifically contemplate such investments.

                Asset-backed Securities.  Asset-backed securities are bonds or notes backed by account receivables, including home equity, automobile or credit loans.  The CSIF Equity Portfolio may invest in asset-backed securities.  By contrast, these investments are not expressly contemplated in the investment policies for the Social Awareness Fund.

Temporary Defensive Investments.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest in a temporary defensive manner when its adviser believes that the fund will be affected by adverse market conditions.  When investing in this manner, each fund may hold a substantial part of its assets in cash or cash equivalents.  To the extent that a fund invests in a temporary defensive manner, the fund may not be able to achieve its investment objective.

How do the investment restrictions of the Funds differ?

Each fund has adopted fundamental investment restrictions, which may not be changed without the approval of a majority vote (as defined under federal law) of shareholders.  The fundamental investment restrictions of both funds are very similar, except that the diversification requirements of the 1940 Act for diversified investment companies is reflected in the fundamental investment restrictions for the CSIF Equity Portfolio.  The Social Awareness Fund is subject to a similar non-fundamental restriction.  There are other differences between the funds' non-fundamental policies, some of which have been described above.

What are the risks factors associated with investments in the Funds?

Like all investments, an investment in the funds involves risks.  There is no assurance that a fund will meet its investment objective.  The achievement of a fund's objective depends upon market conditions generally and on the investment manager's analytical and portfolio management skills.  As with most investments in mutual funds, the best results are generally achieved when an investment in a fund is held for a number of years.  The investment risks for the funds are explained below.

Market Risk.  A significant risk for the Social Awareness Fund and the CSIF Equity Portfolio is market risk associated with investments in stocks.  Market risk is the risk that all or a majority of the securities in a certain market --- like the stock or bond market --- will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Industry and Security Risk.  Another significant risk for the Social Awareness Fund and the CSIF Equity Portfolio is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of the industry or for the issuer of the stock or bond.  Because both funds seek to avoid investments in companies that do not meet certain socially responsible criteria, their exposure to certain industry sectors may be greater or less than other equity mutual funds or market indices.  This could affect performance positively or negatively, depending on the performance of those sectors.

Investments in Small Cap Stocks.  Investing in small companies involves greater risk than investing in larger, more established companies.  Small cap stock prices are more volatile than the stocks of larger companies and small cap issuers often have limited product lines, markets, financial resources and management experience.  In addition to the market, industry and security risk discussed above, investments in small cap stocks entail the risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.  In addition, small cap stocks may be less liquid than the stocks of larger, more established companies, and it may be difficult under some circumstances for a fund to sell them at the price at which the fund has valued them.

Initial Public Offerings.  The CSIF Equity Portfolio may purchase securities in initial public offerings ("IPOs").  IPO securities may have volatile prices due to speculation and the lack of any established long-term price history.  Accordingly, investments in IPOs may magnify the performance impact if the CSIF Equity Portfolio holds a significant amount of such investments.

Foreign and Emerging Markets Securities Risk.  Both the Social Awareness Fund and the CSIF Equity Portfolio may invest in the securities of foreign issuers, including issuers located in emerging market nations.  Investments in foreign securities involve special risks, including those related to currency fluctuations, as well as to political, economic and social conditions different from and potentially more volatile than those in the U.S.  In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers.  The risks of international investing are generally greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.  In addition, in many emerging markets, there is substantially less available information about issuers and the information that is available tends to be of a lesser quality.  Economic market structures tend to be less mature and diverse and the securities markets are subject to less regulation and supervision and may also be smaller, less liquid and subject to greater price volatility than is generally the case with more developed foreign markets.

Foreign Currency Contracts.  Both the Social Awareness Fund and the CSIF Equity Portfolio may enter into forward foreign currency transactions for hedging purposes.  The precise matching of a forward foreign currency contract amount and the value of a fund's securities involved in a portfolio transaction will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.  Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Interest Rate Risk and Credit Risk.  To the extent the funds invest in fixed income securities, they will be exposed to interest rate risk and credit risk.   Interest risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. The risk is greater for bonds with longer maturities than for those with shorter maturities.  Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will not be able to make timely payments of interest and principal.

Lower Rated Fixed-Income Securities Risk.  The CSIF Equity Portfolio may invest in lower rated fixed- income securities.  Lower rated fixed-income securities (high-yield, high-risk securities, commonly known as "junk bonds"), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

Prepayment Risk. Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.  The CSIF Equity Portfolio may invest in mortgage-backed securities, including CMOs.  A fund typically takes into consideration the likelihood of prepayment when mortgages are selected, and may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Futures and Option Risks.  Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index that moves in the opposite direction from what the portfolio managers anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.  The Social Awareness Fund and the CSIF Equity Portfolio may use options and futures for hedging purposes, such as to protect gains in the portfolio without actually selling a security or to neutralize the impact of interest rate changes.  The funds do not use futures and options for speculative reasons or in an effort to enhance return.

Liquidity Risk.  Liquidity risk is the possibility that a fund's portfolio assets cannot be readily sold within seven days at the approximate price that the fund values the security.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

Provided that a quorum is present, the approval of the Plan for the Social Awareness Fund requires the affirmative vote of a majority of the votes cast at the Meeting.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Social Awareness Fund held on the Record Date.  If sufficient votes to approve the proposal for the Social Awareness Fund are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The holders of a majority of shares of the Social Awareness Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.  The Meeting may also be adjourned by the chairperson of the Meeting.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, and will have the same effect as a vote "against" the Plan.  It is not anticipated that any broker non-votes will be received.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope.  A proxy card is, in essence, a ballot.  If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  You may also call toll-free to vote by telephone, or you may vote using the Internet.

Can I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Trust, expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held through a broker/dealer and you wish to vote your shares at the Meeting, you must obtain a "legal proxy" from your broker/dealer and present it to the Inspector of Elections at the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than that described in this proxy.  It is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Only shareholders of record of the Social Awareness Fund at the close of business on the Record Date, which is October 25, 2004, will be entitled to vote at the Meeting.  As of the Record Date, there were ________________ outstanding shares of the Social Awareness Fund.

What other solicitations will be made?

This proxy solicitation is being made by the Board of Trustees of the Social Awareness Fund for use at the Meeting.  The cost of this proxy solicitation will be borne by Calvert as noted above. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

In addition to solicitation services to be provided by [D.F. King & Co., Inc. ("D.F. King"),] as described below, proxies may be solicited by the Trustees, officers and employees of the Trust and CSIF (none of whom will receive compensation therefore in addition to their regular salaries) and/or regular employees of the Manager or other service providers, or any of their affiliates.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Social Awareness Fund's shares, and such persons will be reimbursed for their expenses.

The Social Awareness Fund has retained [D.F. King] at an estimated fee of $_________, plus reimbursement of reasonable out-of-pocket expenses, to assist in the solicitation of proxies (which amount is included in the estimate of total expenses above).  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Fund has also agreed to indemnify [D.F. King] against certain liabilities and expenses, including liabilities under the federal securities laws.  [D.F. King is located at 77 Water Street, New York, New York 10005.]

INFORMATION ABOUT THE CSIF EQUITY PORTFOLIO

Information about the CSIF Equity Portfolio is included in the CSIF Equity Portfolio Prospectus, which is included with and considered a part of this Proxy Statement/Prospectus.  Additional information about the CSIF Equity Portfolio is included in its Statement of Additional Information dated January 31, 2004 (as supplemented September 30, 2004) and the Statement of Additional Information dated October ___, 2004 (relating to this Proxy Statement/Prospectus), each of which is incorporated by reference herein.  You may request free copies of the Statements of Additional Information, which have been filed with the SEC, by calling 1-800-368-2745 or by writing to the CSIF Equity Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.  It is anticipated that an annual report for the CSIF Equity Portfolio's fiscal year ended September 30, 2004 will be available in December 2004. This document, when available, will supersede the CSIF Equity Portfolio Semiannual Report, and will be incorporated by reference into the Statement of Additional Information pertaining to this Proxy Statement/Prospectus at that time.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the CSIF Equity Portfolio with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the CSIF Equity Portfolio and the shares it offers.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

INFORMATION ABOUT THE SOCIAL AWARENESS FUND

Information about the Social Awareness Fund is included in its current Prospectus dated January 30, 2004, as supplemented on May 7, 2004, Annual Report to Shareholders for the fiscal year ended November 30, 2003, the Semi-Annual Report for the period ended May 31, 2004, Statement of Additional Information dated January, 2004, and the Statement of Additional Information dated October ____, 2004   (relating to this Proxy Statement/Prospectus), each of which is incorporated by reference herein.  You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

INFORMATION ABOUT EACH FUND

Each fund files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549.   Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or from the SEC's Internet site at http://www.sec.gov.  To request information regarding the funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Social Awareness Fund.

To the best knowledge of the Social Awareness Fund, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding shares of any class of the Social Awareness Fund.  The Social Awareness Fund has no knowledge of beneficial ownership.

[ADD 5% SHAREHOLDER INFO]

On the Record Date, the officers and trustees of CSIF, as a group, owned less than 1% of the outstanding shares of the CSIF Equity Portfolio.

To the best knowledge of the CSIF Equity Portfolio, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding voting shares of each class of the CSIF Equity Portfolio.  The CSIF Equity Portfolio has no knowledge of beneficial ownership.

[ADD 5% SHAREHOLDER INFO]

EXHIBIT TO

PROXY STATEMENT/PROSPECTUS

Exhibit

A                             Form of Agreement and Plan of Reorganization between the Trust (on behalf of the Social Awareness Fund) and CSIF (on behalf of the CSIF Equity Portfolio).

OTHER DOCUMENTS INCLUDED WITH

THIS PROXY STATEMENT/PROSPECTUS

-Prospectus of the CSIF Equity Portfolio, as supplemented, dated January 31, 2004.

-Semiannual Report to Shareholders of the CSIF Equity Portfolio for the six months ended March 31, 2004.


AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of ________ __, 2004, is among the Delaware Social Awareness Fund, a series of Delaware Group Equity Funds II (the "Social Awareness Fund"), the Equity Portfolio, a series of Calvert Social Investment Fund (the "CSIF Equity Portfolio"), and Calvert Asset Management Company, Inc.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.             SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Social Awareness Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). CSIF Equity Portfolio shall furnish to the Social Awareness Fund such data and information as shall be reasonably requested by the Social Awareness Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.             REORGANIZATION

Plan of Reorganization.  At the closing provided for in Section 2(b) of this Agreement (the "Closing"), the Social Awareness Fund will convey, transfer, and deliver to CSIF Equity Portfolio all of the then-existing assets of the Social Awareness Fund, except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (1) discharge all of the Social Awareness Fund's liabilities on its books as the close of business on the Valuation Date (as defined below in Section 3(a)), including, but not limited to, its income dividends and capital gains distributions payable for any period prior to and through the close of business on the Valuation Date; and (2) to pay any such contingent liabilities as the Trustees or officers of Delaware Group Equity Funds II shall reasonably deem to exist against the Social Awareness Fund, if any, at the close of business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Social Awareness Fund.  In consideration thereof, CSIF Equity Portfolio agrees at the Closing:

to deliver to the Social Awareness Fund in exchange for the assets the number of full and fractional Class A, Class B, Class C and Class I shares of beneficial interest of CSIF Equity Portfolio ("CSIF Equity Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be delivered by CSIF Equity Portfolio pursuant to the Plan shall be determined by: (a) dividing the per share net asset value of the Social Awareness Fund's Class A shares (rounded to the nearest millionth) by the net asset value per share of CSIF Equity Portfolio's Class A shares (rounded to the nearest millionth) and multiplying the quotient by the number of Social Awareness Fund Class A shares outstanding as of the close of business on the Valuation Date; (b) dividing the per share net asset value of the Social Awareness Fund's Class B shares (rounded to the nearest millionth) by the net asset value per share of CSIF Equity Portfolio's Class B shares (rounded to the nearest millionth) and multiplying the quotient by the number of Social Awareness Fund Class B shares outstanding as of the close of business on the Valuation Date; (c) dividing the per share net asset value of the Social Awareness Fund's Class C shares (rounded to the nearest millionth) by the net asset value per share of CSIF Equity Portfolio's Class C shares (rounded to the nearest millionth) and multiplying the quotient by the number of Social Awareness Fund Class C shares outstanding as of the close of business on the Valuation Date; and (d) dividing the per share net asset value of the Social Awareness Fund's Class I shares (rounded to the nearest millionth) by the net asset value per share of CSIF Equity Portfolio's Class I shares (rounded to the nearest millionth) and multiplying the quotient by the number of Social Awareness Fund Class I shares outstanding as of the close of business on the Valuation Date.  It is expressly agreed that there will be no sales charge to the Social Awareness Fund, or to any of the shareholders of the Social Awareness Fund, upon distribution of CSIF Equity Portfolio Shares to them; and

not to assume any of the Social Awareness Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization (the "Closing Date"), which shall be either:

the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Social Awareness Fund at which the Plan will be considered, or such later date as the parties may mutually agree.

3.             VALUATION OF NET ASSETS

The value of the Social Awareness Fund's net assets to be transferred to CSIF Equity Portfolio under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in CSIF Equity Portfolio's prospectuses.

The net asset value per share of CSIF Equity Portfolio's Class A, Class B, Class C and Class I shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by CSIF Equity Portfolio's Controller using the same valuation procedures as set forth in CSIF Equity Portfolio's prospectuses.

A copy of the computation showing in reasonable detail the valuation of the Social Awareness Fund's net assets to be transferred to CSIF Equity Portfolio pursuant to Section 2 of this Agreement, certified by the Treasurer of Delaware Group Equity Funds II, shall be furnished by the Social Awareness Fund to CSIF Equity Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of CSIF Equity Portfolio Shares to be delivered pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Investment Fund, shall be furnished by CSIF Equity Portfolio to the Social Awareness Fund at the Closing.

4.             LIQUIDATION AND DISSOLUTION

As soon as practicable after the Closing, the Social Awareness Fund will:  (a) distribute pro rata to the holders of record of the Social Awareness Fund's Class A shares as of the close of business on the Valuation Date the Class A shares of CSIF Equity Portfolio received by the Social Awareness Fund pursuant to Section 2(a) of this Agreement; (b) distribute pro rata to the holders of record of the Social Awareness Fund's Class B shares as of the close of business on the Valuation Date the Class B shares of CSIF Equity Portfolio received by the Social Awareness Fund pursuant to Section 2(a) of this Agreement; (c) distribute pro rata to the holders of record of the Social Awareness Fund's Class C shares as of the close of business on the Valuation Date the Class C shares of CSIF Equity Portfolio received by the Social Awareness Fund pursuant to Section 2(a) of this Agreement; and (d) distribute pro rata to the holders of record of the Social Awareness Fund's Class I shares as of the close of business on the Valuation Date the Class I shares of CSIF Equity Portfolio received by the Social Awareness Fund pursuant to Section 2(a) of this Agreement.  Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of CSIF Equity Portfolio in the names of each such shareholder of the Social Awareness Fund, representing the respective pro rata number of full shares and fractional interests in shares of CSIF Equity Portfolio due to each. No such shareholder accounts shall be established by CSIF Equity Portfolio or its transfer agent for CSIF Equity Portfolio except pursuant to written instructions from the Social Awareness Fund, and the Social Awareness Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each Social Awareness Fund shareholder a pro rata share of the number of shares of CSIF Equity Portfolio received pursuant to Section 2(a) of this Agreement.

Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by CSIF Equity Portfolio or its transfer agent to each shareholder of the Social Awareness Fund receiving such distribution of shares of CSIF Equity Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

Share certificates representing holdings of shares of CSIF Equity Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of CSIF Equity Portfolio will be issued only for full shares of CSIF Equity Portfolio and any fractional interests in shares shall be credited in the shareholder's account with CSIF Equity Portfolio.

At the Closing, each shareholder of record of the Social Awareness Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) below, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Social Awareness Fund that such person had on such Distribution Record Date.

As promptly as is practicable after the liquidation of the Social Awareness Fund, and in no event later than 12 months from the date of this Agreement, the Social Awareness Fund shall be terminated pursuant to the provisions of the Plan and the Declaration of Trust of Delaware Group Equity Funds II.

Immediately after the Closing Date, the share transfer books of the Social Awareness Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.             DECLARATION OF TRUST AND BY-LAWS

Declaration of Trust. The Declaration of Trust of Calvert Social Investment Fund, which governs its series, Equity Portfolio, as in effect immediately prior to the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

By-laws. The By-laws of Calvert Social Investment Fund, which govern its series, Equity Portfolio, in effect at the Effective Time of the Reorganization shall continue to be the By-laws.

6.             REPRESENTATIONS AND WARRANTIES OF THE CSIF EQUITY PORTFOLIO

Organization, Existence, etc. Equity Portfolio is a duly organized series of Calvert Social Investment Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, CSIF Equity Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CSIF Equity Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

Registration as Investment Company. Calvert Social Investment Fund, of which Equity Portfolio is a series, is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

Capitalization. CSIF Equity Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of August 31, 2004, 30,737,738.944 were outstanding, and no shares were held in the treasury of CSIF Equity Portfolio. All of the outstanding shares of CSIF Equity Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Equity Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

Calculation of Net Asset Value Per Share. The net asset value per share of CSIF Equity Portfolio's Class A, Class B, Class C and Class I shares for purposes of Section 2 of this Agreement was calculated using the valuation procedures as set forth in CSIF Equity Portfolio's prospectuses.

Shares to be Issued Upon Reorganization. CSIF Equity Portfolio Shares to be issued in connection with the Plan have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid and non-assessable.

Authority Relative to this Agreement; Binding Agreement. Calvert Social Investment Fund has the power to enter into the Plan on behalf of its series Equity Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated thereunder have been duly authorized by the Board of Trustees of Calvert Social Investment Fund and no other proceedings by Calvert Social Investment Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated thereunder. CSIF Equity Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.  This Agreement constitutes a legal, valid and binding obligation enforceable against Calvert Social Investment Fund in accordance with the Agreement's terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles

Liabilities. There are no liabilities of Calvert Social Investment Fund on behalf of its series Equity Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in CSIF Equity Portfolio financial statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2003, or otherwise previously disclosed to the Social Awareness Fund, none of which has been materially adverse to the business, assets or results of operations of CSIF Equity Portfolio.

Litigation. To the knowledge of CSIF Equity Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CSIF Equity Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

Contracts. Except for contracts and agreements previously disclosed to the Social Awareness Fund under which no default exists, CSIF Equity Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

Registration Statement. CSIF Equity Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of CSIF Equity Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by CSIF Equity Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Social Awareness Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(l).

Proxy Statement.  All information provided to the Social Awareness Fund by CSIF Equity Portfolio for inclusion in, or transmittal with, the proxy statement relating to the Plan pursuant to which the approval of the Social Awareness Fund's shareholders will be sought, will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Blue Sky.  At the Closing, each class of shares of CSIF Equity Portfolio to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Social Awareness Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the Securities Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

7.             REPRESENTATIONS AND WARRANTIES OF THE SOCIAL AWARENESS FUND

Organization, Existence, etc. The Social Awareness Fund is a duly organized series of Delaware Group Equity Funds II, validly existing and in good standing under the laws of the State of Delaware, and has power to carry on its business as it is now being conducted. The Social Awareness Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

Registration as Investment Company. Delaware Group Equity Funds II is registered under the 1940 Act as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

Capitalization. The Social Awareness Fund has an unlimited number of authorized shares of beneficial interest, no par value, of which, as of [DATE], [__#__] were outstanding, and no shares were held in the treasury of the Social Awareness Fund. All of the outstanding shares of the Social Awareness Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Social Awareness Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Social Awareness Fund may change prior to the Effective Date of the Reorganization.

Financial Statements. The audited financial statements of the Social Awareness Fund for the year ended November 30, 2003 and the unaudited financial statements of the Social Awareness Fund for the semi-annual period ended May 31, 2004 (collectively, "the Social Awareness Fund Financial Statements"), previously delivered to CSIF Equity Portfolio, fairly present the financial position of the Social Awareness Fund as of November 30, 2003 and May 31, 2004, respectively, and the results of its operations and changes in its net assets for the year or period then ended.

Calculation of Net Asset Value. The value of the Social Awareness Fund's net assets for purposes of Section 2 of this Agreement was computed using the valuation procedures as set forth in CSIF Equity Portfolio's prospectuses.

Authority Relative to the Plan; Binding Agreement. Delaware Group Equity Funds II has the power to enter into the Plan on behalf of the Social Awareness Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated thereunder have been duly authorized by the Board of Trustees of Delaware Group Equity Funds II and, except for approval by the holders of its shares of beneficial interest, no other proceedings by Delaware Group Equity Funds II are necessary to authorize its officers to effectuate the Plan and the transactions contemplated thereunder. The Social Awareness Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.  This Agreement constitutes a legal, valid and binding obligation enforceable against Delaware Group Equity Funds II in accordance with the Agreement's terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

Liabilities. There are no liabilities of the Social Awareness Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Social Awareness Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to May 31, 2004, or otherwise previously disclosed to CSIF Equity Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Social Awareness Fund.

Litigation. To the knowledge of the Social Awareness Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Social Awareness Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

Contracts. Except for contracts and agreements previously disclosed to CSIF Equity Portfolio under which no default exists, the Social Awareness Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

Taxes. The federal and any applicable state or other income tax returns of the Social Awareness Fund have been filed for all taxable years to and including the taxable year ended November 30, 2003, and all taxes payable pursuant to such returns have been paid. The Social Awareness Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Social Awareness Fund since commencement of its operations.

Portfolio Securities. All securities to be listed in the schedule of investments of the Social Awareness Fund as of the Effective Time of the Reorganization will be owned by the Social Awareness Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

Registration Statement. The Social Awareness Fund will cooperate with CSIF Equity Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to CSIF Equity Portfolio the information relating to the Social Awareness Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Social Awareness Fund:

(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by CSIF Equity Portfolio, insofar as they relate to the Social Awareness Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Social Awareness Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(l).

8.             CONDITIONS TO OBLIGATIONS OF THE CSIF EQUITY PORTFOLIO

The obligations of CSIF Equity Portfolio under this Agreement with respect to the consummation of the Plan are subject to the satisfaction of the following conditions:

Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Social Awareness Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Social Awareness Fund since [DATE]. CSIF Equity Portfolio shall have received a certificate from the Social Awareness Fund satisfactory in form and substance to CSIF Equity Portfolio indicating that it has met the terms stated in this Section.

Regulatory Approval. All necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c)  Tax Opinion. CSIF Equity Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CSIF Equity Portfolio, as to certain of the federal income tax consequences of the reorganization under the Internal Revenue Code to the Social Awareness Fund, CSIF Equity Portfolio and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Social Awareness Fund in connection with the reorganization, and on such other written representations as the Social Awareness Fund and CSIF Equity Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

neither the Social Awareness Fund nor CSIF Equity Portfolio will recognize any gain or loss upon the transfer of the assets of the Social Awareness Fund in exchange for CSIF Equity Portfolio Shares and upon the distribution (whether actual or constructive) of CSIF Equity Portfolio Shares to shareholders of the Social Awareness Fund in exchange for their shares of beneficial interest of the Social Awareness Fund;

the shareholders of the Social Awareness Fund who receive CSIF Equity Portfolio Shares pursuant to the reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of beneficial ownership of the Social Awareness Fund for CSIF Equity Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the reorganization;

the basis of CSIF Equity Portfolio Shares received by the Social Awareness Fund's shareholders will be the same as the basis of the shares of beneficial ownership of the Social Awareness Fund surrendered in the exchange, and the holding period of CSIF Equity Portfolio Shares received by each shareholder of the Social Awareness Fund will include the period during which the shares of the Social Awareness Fund exchanged therefor were held by such shareholder, provided the shares of the Social Awareness Fund were held as a capital asset on the date of the reorganization;

the basis of the Social Awareness Fund's assets acquired by CSIF Equity Portfolio will be the same as the basis of such assets to the Social Awareness Fund immediately prior to the reorganization, and the holding period of the assets of the Social Awareness Fund in the hands of CSIF Equity Portfolio will include the period during which those assets were held by the Social Awareness Fund; and

CSIF Equity Portfolio will succeed to and take into account, as of the Closing Date, the items of the Social Awareness Fund described in Section 381(c) of the Internal Revenue Code (e.g., capital loss carryforwards), subject to the applicable conditions and limitations set forth in the Internal Revenue Code and income tax regulations issued by the U.S. Department of the Treasury.

Opinion of Counsel. CSIF Equity Portfolio shall have received the opinion of counsel for the Social Awareness Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CSIF Equity Portfolio, to the effect that:

Delaware Group Equity Funds II is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Delaware; and

The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of Delaware Group Equity Funds II, and the Plan has been duly executed and delivered by Delaware Group Equity Funds II and is a valid and binding obligation of Delaware Group Equity Funds II and the Social Awareness Fund.

(e)   Distributions Prior to Valuation Date.  The Social Awareness Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Valuation Date; and (ii) any undistributed ordinary income and capital gain net income from any prior period.  Capital gain net income shall have the meaning given such term by Section 1222(g) of the Internal Revenue Code.

9.             CONDITIONS TO OBLIGATIONS OF THE SOCIAL AWARENESS FUND

The obligations of the Social Awareness Fund under this Agreement with respect to the consummation of the Plan are subject to the satisfaction of the following conditions:

Shareholder Approval. The Plan shall have been approved by shareholders of the Social Awareness Fund by the affirmative vote of a majority of all the votes entitled to be cast on the matter at a shareholder meeting at which a quorum is present.

Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, CSIF Equity Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of CSIF Equity Portfolio since September 30, 2003. As of the Effective Time of the Reorganization, the Social Awareness Fund shall have received a certificate from CSIF Equity Portfolio satisfactory in form and substance to the Social Awareness Fund indicating that it has met the terms stated in this Section.

Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

Tax Opinion. The Social Awareness Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Social Awareness Fund as to certain of the federal income tax consequences of the reorganization under the Internal Revenue Code to the Social Awareness Fund, CSIF Equity Portfolio and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Social Awareness Fund in connection with the reorganization, and on such other written representations as the Social Awareness Fund and CSIF Equity Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

neither the Social Awareness Fund nor CSIF Equity Portfolio will recognize any gain or loss upon the transfer of the assets of the Social Awareness Fund in exchange for CSIF Equity Portfolio Shares and upon the distribution (whether actual or constructive) of CSIF Equity Portfolio Shares to shareholders of the Social Awareness Fund in exchange for their shares of beneficial interest of the Social Awareness Fund;

the shareholders of the Social Awareness Fund who receive CSIF Equity Portfolio Shares pursuant to the reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of beneficial interest of the Social Awareness Fund for CSIF Equity Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the reorganization;

the basis of CSIF Equity Portfolio Shares received by the Social Awareness Fund's shareholders will be the same as the basis of the shares of beneficial interest of the Social Awareness Fund surrendered in the exchange, and the holding period of CSIF Equity Portfolio Shares received by each shareholder of the Social Awareness Fund will include the period during which the shares of the Social Awareness Fund exchanged therefor were held by such shareholder, provided the shares of the Social Awareness Fund were held as a capital asset on the date of the reorganization;

the basis of the Social Awareness Fund's assets acquired by CSIF Equity Portfolio will be the same as the basis of such assets to the Social Awareness Fund immediately prior to the reorganization and the holding period of the assets of the Social Awareness Fund in the hands of CSIF Equity Portfolio will include the period during which those assets were held by the Social Awareness Fund; and

CSIF Equity Portfolio will succeed to and take into account, as of the Closing Date, the items of the Social Awareness Fund described in Section 381(c) of the Internal Revenue Code (e.g., capital loss carryforwards), subject to the applicable conditions and limitations set forth in the Internal Revenue Code and income tax regulations issued by the U.S. Department of the Treasury.

Opinion of Counsel. The Social Awareness Fund shall have received the opinion of counsel for CSIF Equity Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Social Awareness Fund, to the effect that:

Calvert Social Investment Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

Equity Portfolio is a series of Calvert Social Investment Fund;

The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of Calvert Social Investment Fund, and the Plan has been duly executed and delivered by CSIF Equity Portfolio and is a valid and binding obligation of Calvert Social Investment Fund and its series, Equity Portfolio; and

CSIF Equity Portfolio Shares to be issued pursuant to the reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of CSIF Equity Portfolio.

Blue Sky.  The shares of beneficial interest of the CSIF Equity Portfolio to be delivered in accordance with Section 2 hereof shall be eligible for sale by Calvert Social Investment Fund with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Social Awareness Fund shareholder.

10.           AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

The parties hereto may, by agreement in writing authorized by the Board of Trustees of either party, amend the Plan at any time before or after approval of the Plan by shareholders of the Social Awareness Fund but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

The Social Awareness Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CSIF Equity Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of CSIF Equity Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CSIF Equity Portfolio.

CSIF Equity Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Social Awareness Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Social Awareness Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Social Awareness Fund.

The Plan may be terminated by either party, pursuant to Section 10(c) or 10(d) respectively, at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Social Awareness Fund, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on [DATE], if the Effective Time of the Reorganization is not on or prior to such date.

No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

All notices and other communications under this Agreement shall be: (i) in writing, (ii) delivered by hand, by registered or certified mail, return receipt requested, by overnight delivery service or by facsimile transmission to the address or facsimile number set forth below or such address of facsimile number as either party shall specify by a written notice to the other; and (iii) deemed given upon receipt.

(i) Notice to Calvert:

Calvert Group, Ltd.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Attn: General Counsel

Fax #:  301-657-7014

Notice to Delaware Group Equity Funds II:	Delaware Investments
2005 Market Street
Philadelphia, PA 19103
Attn: General Counsel
Fax #: 215-255-1640

11.          EXPENSES

CSIF Equity Portfolio shall bear its own expenses incurred in connection with this reorganization.  Calvert Asset Management Company, Inc. shall bear the expenses of the Social Awareness Fund incurred in connection with this reorganization, including outside legal costs and the cost of the Social Awareness Fund's proxy solicitation.

12.          LIABILITY OF DELAWARE GROUP EQUITY FUNDS II AND CALVERT SOCIAL INVESTMENT FUND

Each party acknowledges and agrees that all obligations of Delaware Group Equity Funds II under this Agreement are binding only with respect to the Social Awareness Fund; that any liability of Delaware Group Equity Funds II under this Agreement with respect to the Social Awareness Fund, or in connection with the transactions contemplated herein with respect to the Social Awareness Fund, shall be discharged only out of the assets of the Social Awareness Fund; that no other series of Delaware Group Equity Funds II shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Calvert Social Investment Fund nor CSIF Equity Portfolio shall seek satisfaction of any such obligation or liability from the shareholders of Delaware Group Equity Funds II, the trustees, officers, employees or agents of Delaware Group Equity Funds II, or any of them.

Each party acknowledges and agrees that all obligations of Calvert Social Investment Fund under this Agreement are binding only with respect to CSIF Equity Portfolio; that any liability of Calvert Social Investment Fund under this Agreement with respect to the CSIF Equity Portfolio, or in connection with the transactions contemplated herein with respect to the CSIF Equity Portfolio, shall be discharged only out of the assets of CSIF Equity Portfolio; that no other series of Calvert Social Investment Fund shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware Group Equity Funds II nor the Social Awareness Fund shall seek satisfaction of any such obligation or liability from the shareholders of Calvert Social Investment Fund, the trustees, officers, employees or agents of Calvert Social Investment Fund, or any of them.

13.          GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Social Awareness Fund, CSIF Equity Portfolio and Calvert Asset Management Company, Inc. have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

(SEAL)                                                   DELAWARE GROUP EQUITY FUNDS II

                                                                                on behalf of the Delaware Social Awareness Fund

Attest:

By:          ______________________             By:          _______________________________

                                                                Name:

Title:

(SEAL)                                                   CALVERT SOCIAL INVESTMENT FUND

                                                                                on behalf of the Equity Portfolio

Attest:

By:          _____________________               By:          _______________________________

                                                                Name:

Title:

(SEAL)                                                                   CALVERT ASSET MANAGEMENT COMPANY, INC.

Attest:

By:          _____________________               By:          _______________________________

                                                                Name:

Title:


DELAWARE SOCIAL AWARENESS FUND

STATEMENT OF ADDITIONAL INFORMATION

October __, 2004

Acquisition of the Assets of the

Delaware Social Awareness Fund

(a series of Delaware Group Equity Funds II)

2001 Market Street

Philadelphia, Pennsylvania 19103

By and In Exchange for Shares of

Equity Portfolio

(a series of Calvert Social Investment Fund)

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Delaware Social Awareness Fund, a series of the Delaware Group Equity Funds II, in exchange for shares of the Equity Portfolio, a series of Calvert Social Investment Fund ("CSIF Equity Portfolio"), consists of this cover page and the Statement of Additional Information of the CSIF Equity Portfolio, dated January 31, 2004, attached hereto and incorporated by reference.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated October __, 2004, relating to the above-referenced matter may be obtained from Delaware Investments located at 2001 Market Street, Philadelphia, Pennsylvania 19103. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement. Please note that pro forma financial statements for the surviving CSIF Equity Portfolio have not been prepared in compliance with Section (a)(2) of Item 14 of the Form N-14, due to the fact that the net asset value of the company being acquired, the Delaware Social Awareness Fund, does not exceed ten percent (10%) of the registrant's (the CSIF Equity Portfolio's) net asset value.

The Prospectus of the Delaware Social Awareness Fund dated January 30, 2004, as supplemented on May 7, 2004, is hereby incorporated by reference. The Statement of Additional Information, dated January __, 2004, of the Delaware Social Awareness Fund is hereby incorporated by reference. The Annual Report to Shareholders of the Delaware Social Awareness Fund for the fiscal year ended November 30, 2003, is hereby incorporated by reference. You may obtain copies by calling 1-800-523-1918 or by writing to Delaware Group Equity Funds II, Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103. An annual report for the CSIF Equity Portfolio's fiscal year ended September 30, 2004 will be available in December 2004. This document, when available, will supersede the CSIF Equity Portfolio Semi-Annual Report for the period ended March 31, 2004 (which is incorporated by reference into the Statement of Additional Information), and will be incorporated by reference into the Statement of Additional Information pertaining to this Proxy Statement/Prospectus at that time. You may obtain copies by calling or writing the Calvert Social Investment Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

The date of this Statement of Additional Information is October __, 2004.

CALVERT SOCIAL INVESTMENT FUND

(Balanced, Bond, Equity, Money Market, and Enhanced Equity)

CALVERT SOCIAL INDEX SERIES, INC.

Calvert Social Index Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2004

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

                This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the respective Fund's (collectively referred to as the "Funds") Prospectus dated January 31, 2004. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each prospectus and most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investment Policies and Risks	2
Investment Restrictions	9
Dividends, Distributions, and Taxes	12
Net Asset Value	12
Calculation of Yield and Total Return	15
Purchase and Redemption of Shares	19
Trustees/Directors, Officers and Advisory Council	19
Investment Advisor and Subadvisors	26
Administrative Services Agent	28
Method of Distribution	28
Transfer and Shareholder Servicing Agents	32
Portfolio Transactions	32
Personal Securities Transactions	33
Proxy Voting Disclosure	34
Independent Auditors and Custodians	34
General Information	34
Control Persons and Principal Holders of Securities	35
Fund Service Providers	39
Appendix A - Proxy Voting Guidelines
Appendix B - Letter of Intent
Appendix C - Corporate Bond & Commercial Paper Ratings

INVESTMENT POLICIES AND RISKS

Foreign Securities (Not Applicable to Enhanced Equity or Money Market)

                                Investments in foreign securities may present risks not typically involved in domestic investments. The Index Fund may purchase foreign securities only to the extent they may be in the Calvert Social Index. The index will not have any foreign stocks in it, unless they are listed only on a U.S. exchange.  Thus, there will be no foreign custody, or currency involved.  However, because the issuer is located outside the U.S., such securities will still be subject to political and economic risks of the country where the issuers are located.

Balanced, Bond, and Equity:

The Balanced, Bond, and Equity Portfolios may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Funds may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

                Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

                United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

                Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

                The Funds may enter into forward foreign currency contracts for two reasons. First, the Funds may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Funds may be able to protect themselves against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

                Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Funds' securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Emerging Market Securities. Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Fund defines an emerging market as any country (other than the U.S. or Canada) that is not included in the MSCI EAFE Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.  Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability.  Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Foreign Money Market Instruments

                The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Real Estate Investment Trusts

The Bond and Balanced Portfolios may invest in investments related to real estate, including real estate investment trusts ("REITs").  Risks associated with investments in securities of companies in real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhood; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption for the 1940 Act.  If an issuer of debt securities collateralized by real estates defaults, REITs could end up holding the underlying real estate.

Tracking the Index (Enhanced Equity and Index Fund Only)

The process used by the Fund to attempt to track the Index within its expected tracking error limit relies on assessing the difference between the Fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.

The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

                The Index Fund's portfolio will be invested in a manner to closely track the Index.  To the extent that the Fund has investments in the Special Equities Fund and/or the High Social Impact Fund, the Fund may be less able to closely track the Index than if it were invested only in the manner of the Index.  Both of these investment programs are of limited size (not more than 1% of Fund net assets, and no investment prior to the Fund reaching $50,000,000 in net assets) so that the tracking error induced by such investments would be limited.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the CSIF Portfolios may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

                The Index Fund may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.  The Fund's investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Small Cap Issuers

                The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

                Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

                Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Repurchase Agreements

                The Funds may purchase debt securities subject to repurchase agreements, which are arrangements under which the Funds buy a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Funds engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Funds would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Funds, pursuant to the agreement, the Funds will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Funds may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

                The Funds may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Funds sell Fund securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Funds invest the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Funds intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Funds invest the proceeds is expected to exceed the amount the Funds will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

                During the time a reverse repurchase agreement is outstanding, the Funds will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities equal in value to the repurchase price. The Funds will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

                The Funds' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Funds may not be able to repurchase the securities they have sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Funds under the agreements, the Funds may have been better off had they not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund's Board of Trustees/Directors. In addition, the Funds bear the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Funds to post additional collateral.

High Social Impact Investments

                The High Social Impact Investments program targets a percentage of a Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix C for a description of the ratings.)  Rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

                The Funds expect to purchase their High Social Impact Investments primarily in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Non-Investment Grade Debt Securities

                The Index Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments).

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix C for a description of the ratings.  The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality). These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

                The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives (Not Applicable to Index Fund)

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (Not Applicable to Money Market)

                The Funds may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, these Funds may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

                These Funds may engage in such transactions only to hedge the existing positions in the respective Funds (or for  Enhanced Equity, for liquidity or to hedge cash exposure). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

                These Funds may write "covered options" on securities in standard contracts traded on national securities exchanges. These Funds may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Funds may purchase put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. These Funds will purchase such options only to hedge against changes in the value of securities the Funds hold and not for the purposes of speculation or leverage. By buying a put, a Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

                These Funds may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which a Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Funds may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, that Fund will own the underlying security subject to the option and, in the case of put options, that Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

                When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.

                When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

                These Funds may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund and the affected Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

                Risks Related to Options Transactions. The Funds can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Funds from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Funds may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Funds. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

The Index Fund can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the Fund's cash position; a futures contract may be purchased if the Fund has excess cash, until the Fund can get in invested in stocks replicating the Index. Similarly, if the Fund should receive a large redemption request, it could sell a futures contract to lessen the exposure to the market.

The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

                Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

  If a Fund has sold futures to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged.

                A Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Options on Futures Contracts. These Funds may purchase and write put or call options and sell call options on futures contracts in which a Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Funds may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

                The Funds may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by these Funds will not constitute a direct ownership interest in the underlying securities.

                An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Funds will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Funds will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Risks of Options and Futures Contracts. If one of these Funds has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its Fund securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified Fund will tend to move in the direction of the market generally.

                The Funds can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Funds intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Funds from closing a futures position, which could require a Fund to make daily cash payments with respect to its position in the event of adverse price movements.

                Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Funds' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Funds seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Funds might be required to exercise the options to realize any profit.

Swap Agreements (Not Applicable to Index Fund)

The Fund may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  The Fund will only enter in swap agreements for hedging purposes.  The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary Fund securities transactions.  If the Advisor is incorrect in its forecasts of market variables the investment performance of the Fund may be less favorable than it would have been if this investment technique were not used.

Lending Portfolio Securities

The Funds may lend their securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets.  Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Funds' investment objective, policies, and restrictions.

                Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

U.S. Government-Sponsored Obligations

                The Funds may, in pursuit of investment objectives, invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.

                Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), respectively. Unlike GNMA certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

                The Funds may, in pursuit of investment objectives, invest in Ginnie Maes and other U.S. Government-backed obligations.

                Ginnie Maes. Ginnie Maes, issued by the Government National Mortgage Association, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Money Market Default Insurance

          CSIF Money Market has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds.  U.S. government securities held by CSIF Money Market are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration.  The policy will expire in September 2004 unless it is renewed.  While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

                The Funds have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund.

(1) CSIF Money Market, Balanced, Equity, Enhanced Equity Portfolios, and Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.  CSIF Bond Portfolio may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CSIF Money Market, domestic bank money market instruments.

(3) No Fund may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Fund may pledge, mortgage or hypothecate its assets.

(4) No Fund may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or Fund securities lending, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the Investment Company Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Fund security. For purposes of investment restriction #6 above, the Fund considers a "loan" to be a "loan of money."

Nonfundamental Investment Restrictions

                The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Money Market may not:

(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are U.S. dollar denominated).

(2) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.

(3) Make short sales of securities or purchase any securities on margin.

(4) Write, purchase or sell puts, calls or combinations thereof.

(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of total assets. CSIF Money Market does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

Balanced, Equity, and Bond may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio's assets.

(4) Purchase illiquid securities if more than 15% of the value of that Portfolio's net assets would be invested in such securities.

(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund's total assets. No Fund intends to make any purchases of securities if borrowing exceeds 5% of its total assets.

Enhanced Equity may not:

(1) Purchase the obligations of foreign issuers.

(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase debt securities (other than money market instruments).

(4) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

The Index Fund may not:

(1) Under normal circumstances, invest less than 80% of its net assets in investments connoted by the Calvert Social Index™.

(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund's net assets.

(3) Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

(4) Purchase debt securities (other than money market instruments or high social impact investments).

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) Purchase put or call options.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) Purchase securities that are not in the Calvert Social Index if, as a result, such securities would exceed 5% of the value of the Fund's net assets.

Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

                The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2003, were as follows:

Money Market	$64,721
Balanced	$62,032,968
Bond	$0
Equity	$1,994,892
Enhanced Equity	$2,683,281
Index Fund	$3,050,743

                Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

                The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

                In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds (not applicable to Money Market Fund): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

                Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.- registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

                Many states do not tax the portion of a Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax Advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.

                Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

NET ASSET VALUE

                Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Fund. The public offering price of the shares of the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Funds fluctuate based on the respective market value of the Funds' investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.

                The assets of the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund are valued as follows: (a) securities for which market quotations are readily available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which a market quotation is not available are valued at the most recent bid price or based on a yield equivalent as obtained from the securities' market maker.  Foreign securities are valued based on quotations from the principle market in which such securities are normally traded.  If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees/Directors.

                Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2003

CSIF Money Market
Net asset value per share
($181,787,738 / 181,891,702 shares)	$1.00

CSIF Balanced
Class A net asset value per share
($480,200,527 / 19,717,469 shares)	$24.35
Maximum sales charge, Class A
(4.75% of offering price)	$1.21
Offering price per share, Class A	$25.56

Class B net asset value and offering price per share
$19,669,981 / 813,624 shares)	$24.18

Class C net asset value and offering price per share
($16,584,720 / 692,423 shares)	$23.95

Class I net asset value and offering price per share
(no shares outstanding at 9/30/03)	N/A

CSIF Bond
Class A net asset value per share
($148,791,169 / 9,136,107 shares)	$16.29
Maximum sales charge
(3.75% of offering price)	$0.63
Offering price per share, Class A	$16.92

Class B net asset value and offering price per share
($18,860,400 / 1,162,430 shares)	$16.22

Class C net asset value and offering price per share
($11,319,509 / 698,517 shares)	$16.21

Class I net asset value and offering price per share
($17,527,086 / 1,076,043 shares)	$16.29

CSIF Equity
Class A net asset value per share
($530,322,324 / 18,016,995 shares)	$29.43
Maximum sales charge, Class A
(4.75% of offering price)	$1.47
Offering price per share, Class A	$30.90

Class B net asset value and offering price per share
($70,823,519 / 2,549,286 shares)	$27.78

Class C net asset value and offering price per share
($61,896,876 / 2,388,012 shares)	$25.92

Class I net asset value and offering price per share
($62,950,746 / 2,102,391 shares)	$29.94

CSIF Enhanced Equity
Class A net asset value per share
($39,145,405 / 2,579,795 shares)	$15.17
Maximum sales charge, Class A
(4.75% of offering price)	$0.76
Offering price per share, Class A	$15.93

Class B net asset value and offering price per share
($6,935,956 / 484,864 shares)	$14.30

Class C net asset value and offering price per share
($4,432,897 / 308,896 shares)	$14.35

Class I net asset value and offering price per share
(no shares outstanding at 9/30/03)	N/A

Index Fund
Class A net asset value per share
($27,801,886 / 2,911,186 shares)	$9.55
Maximum sales charge, Class A
(4.75% of offering price)	$0.48
Offering price per share, Class A	$10.03
Class B net asset value and offering price per share
($2,368,928 / 254,780 shares)	$9.30

Class C net asset value and offering price per share
($2,534,142 / 272,774 shares)	$9.29

Class I net asset value and offering price per share
($4,517,635 / 467,384 shares)	$9.67

CALCULATION OF YIELD AND TOTAL RETURN

Money Market: Yield

                From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -1

                The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 2003, the Money Market Portfolio's yield was .30% and its effective yield was .30%.

Bond: Yield

                The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

Yield = 2 (a-b/cd+1)6 - 1

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio's yield for the month ended September 30, 2003 was 3.33% for Class A shares, 2.58% for Class B shares, 2.59% for Class C shares, and 4.03% for Class I shares.

                The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

Balanced, Equity, Bond, and Enhanced Equity Portfolios, and Index Fund: Total Return and Other Quotations

                The Balanced, Equity, Bond, and Enhanced Equity Portfolios and the Index Fund may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Portfolio/Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Portfolio/Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.  Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD   = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

                Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the  1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

                Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Portfolio/Fund's maximum sales charge, except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.  Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated.  Class I shares do not have a sales charge.

In the table below, after-tax returns are shown only for Class A shares.  The standardized total return for Class I shares of the Enhanced Equity Portfolio is "linked" to the Class A total return for the period beginning January 18, 2002 because there were no shareholders in Class I for this period. In the table below, Class I Investment performance results for Enhanced Equity for the period beginning January 18, 2002 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.)  The standardized total return for Class I shares of the Balanced Portfolio is "linked" to the Class A total return for the period beginning June 30, 2003 because there were no shareholders in Class I for this period. In the table below, Class I Investment performance results for the Balanced Portfolio for the period beginning June 30, 2003 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period.

                Return for the Balanced, Bond, Equity, and Enhanced Equity Portfolios', and Index Fund's shares for the periods indicated are as follows:

Before Taxes

Periods Ended	Class A		Class B		Class C		Class I
September 30, 2003	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
Balanced*
One Year	9.75%	15.22%	9.06%	14.06%	13.02%	14.02%	15.72%
Five Years	0.36%	1.34%	0.06%	0.26%	0.30%	0.30%	N/A
Ten Years	5.18%	5.69%	N/A	N/A	N/A	N/A	N/A
From Inception[1]	8.77%	9.02%	-0.89%	-0.71%	4.77%	4.77%	-0.43%

Bond
One Year	4.11%	8.20%	3.20%	7.20%	6.21%	7.21%	8.74%
Five Years	5.87%	6.68%	5.55%	5.55%	5.45%	5.45%	N/A
Ten Years	5.81%	6.21%	N/A	N/A	N/A	N/A	N/A
From Inception[2]	7.80%	8.05%	5.66%	5.66%	5.47%	5.47%	8.95%

Equity
One Year	17.69%	23.56%	17.44%	22.44%	21.56%	22.56%	24.24%
Five Years	9.69%	10.76%	9.54%	9.68%	9.78%	9.78%	N/A
Ten Years	8.21%	8.74%	N/A	N/A	N/A	N/A	N/A
From Inception[3]	7.96%	8.29%	3.75%	3.90%	7.45%	7.45%	4.82%

Enhanced Equity*
One Year	18.05%	23.94%	17.54%	22.54%	21.54%	22.54%	23.94%
Five Years	1.56%	2.55%	1.16%	1.35%	1.36%	1.36%	2.88%
From Inception[4]	-0.48%	0.42%	-0.91%	-0.73%	-0.07	-0.07	0.72%

Index Fund
One Year	21.87%	27.88%	21.55%	26.55%	25.59%	26.59%	28.46%
From Inception[5]	-13.97	-12.67	-14.31%	-13.51%	-13.52%	-13.52%	-12.30%

* Performance for Class I shares is "linked" to Class A shares.

After Taxes on Distributions

Periods Ended	Class A
September 30, 2003	Total Return
With Maximum Load

Balanced
One Year	9.16%
Five Years	-1.44%
Ten Years	2.79%

Bond
One Year	2.30%
Five Years	3.00%
Ten Years	3.05%

After Taxes on Distributions (cont'd.)

Periods Ended	Class A
September 30, 2003	Total Return
With Maximum Load

Equity
One Year	17.66%
Five Years	9.06%
Ten Years	6.60%

Enhanced Equity
One Year	18.08%
Five Years	1.50%
From Inception[4]	-0.53%

Index Fund
One Year	21.67%
Since Inception[5]	-14.08%

After Taxes on Distributions and Sale of Fund Shares

Periods Ended	Class A
September 30, 2003	Total Return
With Maximum Load
Balanced
One Year	6.30%
Five Years	-0.39%
Ten Years	3.23%

Bond
One Year	2.54%
Five Years	3.17%
Ten Years	3.17%

Equity
One Year	11.51%
Five Years	8.25%
Ten Years	6.25%

Enhanced Equity
One Year	11.76%
Five Years	1.31%
From Inception[4]	-0.42%

Index Fund
One Year	14.18%
Since Inception[5]	-11.61%

[1]	(October 21, 1982, for Class A)	[2]	(August 24, 1987, for Class A)
	(April 1, 1998, for Class B)		April 1, 1998, for Class B)
	(March 1, 1994, for Class C)		(June 1, 1998, for Class C)
	(March 1, 1999, for Class I)		(March 31, 2000, for Class I)

[3]	(August 24, 1987, for Class A)	[4]	(April 15, 1998, for Class A)
	(April 1, 1998, for Class B)		(April 15, 1998, for Class B)
	(March 1, 1994, for Class C)		(June 1, 1998, for Class C)
	(November 1, 1999, for Class I)		(April 15, 1998, for Class I)

[5]	(June 30, 2000, for all Classes)

The Class A total return figures above and the Bond yield figures above were calculated using the maximum sales charge in effect at that time. A new Subadvisor assumed management of part of the equity portion of Balanced effective March 2002. Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

                The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order.  The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                Share certificates will not be issued unless requested in writing by the investor.  If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request.  This could result in delays.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.  No certificates will be issued for fractional shares.

                Each Fund has filed a notice of election under rule 18f-1 with the Commission.  The notice states that the Funds may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of a Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

                 See the prospectus for additional details on purchases and redemptions.

TRUSTEES/DIRECTORS, OFFICERS, AND ADVISORY COUNCIL

                Each Fund's Board of Trustees/Directors supervises the respective Fund's activities and reviews its contracts with companies that provide it with services.  Business information is provided below about the Trustees/Directors.

(Not   Applicable   to   Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Funds

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Trustees/Directors

REBECCA ADAMSON DOB: 09/10/49	Trustee of CSIF Director of CSIS	1989 2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	7	Tom's of Maine Calvert Foundation

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee of CSIF Director of CSIS	1982 2000	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18

FREDERICK A. DAVIE, JR. DOB: 04/15/56	Trustee of CSIF Director of CSIS	2001 2001	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	6	Auburn Seminary

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee of CSIF Director of CSIS	1982 2000	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC

JOY V. JONES DOB: 07/02/50	Trustee of CSIF Director of CSIS	1990 2000	Attorney and entertainment manager in New York City.	7

TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Trustee of CSIF Director of CSIS	1982 2000	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	8	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation Ben & Jerry's Homemade, Inc.

SYDNEY AMARA MORRIS DOB: 09/07/49	Trustee of CSIF Director of CSIS	1982 2000	She currently serves as Parish Minister to the Northwoods Unitarian Universalist Fellowship in Woodruff, WI, and the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She also has a private practice as a mediator. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	6

Interested Trustees/Directors

BARBARA J. KRUMSIEK* DOB: 08/09/52	Trustee & Senior Vice-President of CSIF Director & Senior Vice-President of CSIS	1997 2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	37	Calvert Foundation

CHARLES T. NASON* DOB: 04/22/46	Trustee of CSIF Director of CSIS	1990 2000	Vice Chairman of Ameritas Acacia Mutual Holding Company, and Chairman of Acacia Life Insurance Company.	6	Washington Real Estate Investment Trust Chairman, Acacia Federal Savings Bank

D. WAYNE SILBY, Esq.* DOB: 07/20/48	Trustee & President of CSIF Director & President of CSIS	1982 2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	21	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA

Officers

CATHERINE S. BARDSLEY, Esq. DOB: 10/04/49	Officer of CSIF	1982	Partner, Kirkpatrick & Lockhart LLP, the Fund's legal counsel.

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer of CSIF Officer of CSIS	1988 2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer of CSIF Officer of CSIS	1996 2000	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer of CSIF Officer of CSIS	1996 2000	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer of CSIF Officer of CSIS	2000 2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer of CSIF Officer of CSIS	2002 2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer of CSIF Officer of CSIS	1990 2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer of CSIF Officer of CSIS	1982 2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer of CSIF Officer of CSIS	1999 2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and its affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.  Mr. Nason is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Trustees/Directors and Officers of the Fund as a group own less than 1% of any class of each Fund's outstanding shares.  The Calvert Social Investment Fund Board of Trustees has four standing Committees and the Calvert Social Index Series Board of Directors has two standing Committees.  Each has a Governance Committee which addresses matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities.  Each also has an Audit Committee, whose function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.  The Governance Committee met four times during the past fiscal year, and the Audit Committee met seven times.  The Disinterested Trustees/Directors of each Board (Mmes. Jones, Adamson, Morris, and Messrs. Baird, Mollner, Davie and Guffey) comprise both the Governance Committee and the Audit Committee.

The Special Equities Committee of the CSIF Board of Trustees oversees the Fund's Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments.  Mmes. Jones, Morris and Krumsiek, and Messrs. Silby and Guffey comprise the Special Equities Committee.  It met nine times in the past fiscal year.  The CSIF Board created the Community Investment Committee to oversee its investments in the Calvert Social Investment Foundation.  Mmes. Jones and Morris and Messrs. Baird and Davie comprise this Committee.  This Committee met three times in the past fiscal year.

The Trustees/Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2003:

CSIF Money Market

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird	none	>$100,000
Rebecca Adamson	$1-$10,000	>$100,000
John G. Guffey, Jr.	none	>$100,000
Joy V. Jones	none	>$100,000
Sydney A. Morris	$1-$10,000	$50,00-$100,000
Terrence J. Mollner	none	>$100,000
Fred A. Davie, Jr.	none	$10,000-$50,000
Interested Trustees
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	>$100,000
D. Wayne Silby	$10,000-$50,000	>$100,000

CSIF Balanced

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird	>$100,000	>$100,000
Rebecca Adamson	$10,000-$50,000	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Joy V. Jones	none	>$100,000
Sydney A. Morris	$1-$10,000	$50,000-$100,000
Terrence J. Mollner	none	>$100,000
Fred A. Davie, Jr.	none	$10,000-$50,000
Interested Trustees
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	$10,000-$50,000	>$100,000
D. Wayne Silby	$10,000-$50,000	>$100,000

CSIF Bond

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird	none	>$100,000
Rebecca Adamson	none	>$100,000
John G. Guffey, Jr.	$50,000-100,000	>$100,000
Joy V. Jones	$10,000-$50,000	>$100,000
Sydney A. Morris	$10,000-$50,000	$50,000-$100,000
Terrence J. Mollner	none	>$100,000
Fred A. Davie, Jr.	$10,000-$50,000	$10,000-$50,000
Interested Trustees
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	>$100,000
D. Wayne Silby	$50,000-$100,000	>$100,000

CSIF Equity

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird	none	>$100,000
Rebecca Adamson	$10,000-$50,000	>$100,000
John G. Guffey, Jr.	$10,000-$50,000	>$100,000
Joy V. Jones	$50,000-$100,000	>$100,000
Sydney A. Morris	$10,000-$50,000	$50,000-$100,000
Terrence J. Mollner	$10,000-$50,000	>$100,000
Fred A. Davie, Jr.	none	$10,000-$50,000
Interested Trustees
Barbara J. Krumsiek	$10,000-$50,000	>$100,000
Charles T. Nason	none	>$100,000
D. Wayne Silby	$10,000-$50,000	>$100,000

CSIF Enhanced Equity

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Independent Trustees
Richard L. Baird	$10,000-$50,000	>$100,000
Rebecca Adamson	$10,000-$50,000	>$100,000
John G. Guffey, Jr.	$50,000-$100,000	>$100,000
Joy V. Jones	none	>$100,000
Sydney A. Morris	$1-$10,000	$50,000-$100,000
Terrence J. Mollner	none	>$100,000
Fred A. Davie, Jr.	$10,000-$50,000	$10,000-$50,000
Interested Trustees
Barbara J. Krumsiek	>$100,000	>$100,000
Charles T. Nason	none	>$100,000
D. Wayne Silby	$10,000-$50,000	>$100,000

Index Fund

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund	By Director in Calvert Family of Funds

Independent Directors
Richard L. Baird	$10,000-$50,000	>$100,000
Rebecca Adamson	none	>$100,000
John G. Guffey, Jr.	$10,000-$50,000	>$100,000
Joy V. Jones	$1-$10,000	>$100,000
Sydney A. Morris	$1-$10,000	$50,000-$100,000
Terrence J. Mollner	none	>$100,000
Fred A. Davie, Jr.	none	$10,000-$50,000
Interested Directors
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	>$100,000
D. Wayne Silby	none	>$100,000

The Advisory Council is a resource to the CSIF Board of Trustees regarding communications networks for the Fund and the application and refinement of the Fund's social criteria. The Advisory Council has no power, authority, or responsibility with respect to the management of the Fund or the conduct of the affairs of the Fund.

                Trustees/Directors of each Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.  Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table

Calvert Social Investment Fund

Fiscal Year 2003	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for Service as Trustee/Officer (includes deferred compensation)	Benefits (i.e, deferred compensation) Accrued as part of Registrant Expenses*	Registrant and Fund Complex paid to Trustee** for services as Trustee

Independent Trustees
Richard L. Baird, Jr.	$6,000.00	$0	$53,375.00
Rebecca Adamson	$29,730.00	$10,321.00	$35,630.00
John G. Guffey, Jr.	$15,159.00	$9,753.00	$73,590.00
Sydney Amara Morris	$31,430.00	$8,758.00	$32,430.00
Terrence J. Mollner	$23,151.00	$0	$39,930.00
Fred A. Davie, Jr.	$21,359.00	$10,715.00	$22,359.00
Joy Jones	$21,430.00	$17,787.00	$27,430.00
Interested Trustees
Barbara J. Krumsiek	$0	$0	$0
Charles T. Nason	$0	$0	$0
D. Wayne Silby	$22,679.00	$13,707.00	$87,305.00

*Mmes. Adamson, Jones, Morris and Messrs. Guffey, Silby, and Davie have chosen to defer a portion of their compensation. As of September 30, 2003, total deferred compensation, including dividends and capital appreciation, was $78,500.00; $112,801.97; $53,491.47; $147,339.92; $90,624.02; and $20,282.67 for each of them, respectively.

**As of September 30, 2003, The Fund Complex consists of ten (10) registered investment companies. The following Trustees each received an additional payment of up to $1,000.00 as an annual Advisory Council stipend: Messrs. Silby, Mollner and Davie, and Mesdames Jones, Morris and Adamson.

From time to time, the Fund may make charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

Director Compensation Table

Calvert Social Index Series

Fiscal Year 2003	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for Service as Director (includes deferred compensation)	Benefits Accrued (i.e., deferred compensation) as part of Registrant Expenses*	Registrant and Fund Complex paid to Director** for services as Director

Independent Directors
Richard L. Baird, Jr.	$1,000.00	$0	$53,375.00
Rebecca Adamson	$1,400.00	$750.00	$35,630.00
John G. Guffey, Jr.	$750.00	$488.00	$73,590.00
Sydney Amara Morris	$1,000	$250.00	$32,430.00
Terrence J. Mollner	$750.00	$0	$39,930.00
Fred A. Davie, Jr.	$1,000.00	$500.00	$22,359.00
Joy Jones	$1,000.00	$1,000.00	$27,430.00
Interested Directors
Barbara J. Krumsiek	$0	$0	$0
Charles T. Nason	$0	$0	$0
D. Wayne Silby	$1,000.00	$600.00	$87,305.00

*Mmes. Adamson,  Jones,  Morris and Messrs. Guffey, Silby, and Davie have chosen to defer a portion of their compensation. As of September 30, 2003, total deferred compensation, including dividends and capital appreciation, was $78,500.80; $112,801.97; $53,491.47; $147,339.92; $90,624.02; and $20,282.67 for each of them, respectively.

** As of September 30, 2003 the Fund Complex consists of ten (10) registered investment companies.

INVESTMENT ADVISOR AND SUBADVISORS

                The Funds' Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to direction and control by each Fund's Board of Trustees/Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Funds pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees (Index Fund only); federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Fund, and Advisory Council members, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of Fund securities.

                Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the Balanced Portfolio's average daily net assets, 0.40% of the next $500 million of such assets, and 0.375% of all assets above $1 billion; 0.35% of the Bond Portfolio's average daily net assets; 0.50% of the Equity Portfolio's average daily net assets; 0.30% of the Money Market Portfolio's average daily net assets; 0.60% of the first $500 million of the Enhanced Equity Portfolio's average daily net assets, and 0.55% of such assets above $500 million; and 0.225% of the Index Fund's average daily net assets.

The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to waive current payment of its fees, or to reimburse expenses of the Fund. For those Funds with multiple classes, Investment Advisory fees are allocated as a Portfolio/Fund-level expense based on net assets.

                                The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2001	2002	2003
Money Market	$626,671	$605,174	$562,642
Balanced	$2,857,088	$2,502,712	$2,221,400
Bond	$303,682	$476,602	$633,028
Equity	$1,574,851	$2,068,984	$2,868,511
Enhanced Equity	$286,049	$255,131	$258,493
Index Fund	$56,376	$64,597	$68,398

                In evaluating the Investment Advisory Agreements, the Board of Trustees/Directors received and considered on a Fund-by-Fund basis a variety of information relating to the Funds.  The disinterested Trustees/Directors reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio/Fund's investment performance, expenses, and fees to comparable mutual funds.  The disinterested Trustees/Directors were advised by independent legal counsel with respect to their deliberations.

In reapproving the Investment Advisory Agreements, the Board of Trustees/Directors considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the Advisor; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Funds; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's policies and procedures regarding the prevention of market timing and late trading; and any possible conflicts of interest.  In reviewing the overall profitability of the advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

In reapproving the Investment Advisory Agreements, the Board of Trustees/Directors, including the non-interested Trustees/Directors, did not identify any single factor as controlling.

Subadvisors

                Brown Capital Management, Inc. ("BCM") is controlled by Eddie C. Brown. BCM receives a Subadvisory fee, paid by the Advisor, of 0.25% of net assets it manages for the Balanced Portfolio.

                Atlanta Capital Management Company, LLC ("ACM") is controlled by Eaton Vance Corp.  ACM receives a Subadvisory fee, paid by the Advisor, of 0.30% of the assets it manages for the Equity Portfolio.

Profit Investment Management ("PIM") is controlled by Eugene A. Profit. PIM receives a fee, paid by the Advisor, of 0.40% of the Balanced Portfolio's first $10 million of average net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

SSgA Funds Management, Inc. ("SsgA") is a subsidiary of State Street Corporation.  SSgA receives a Subadvisory fee, paid by the Advisor, of 0.25% of the net assets it manages for the Enhanced Equity Portfolio and the Balanced Portfolio, respectively.

                World Asset Management ("WAM") is a division of Munder Capital Management. WAM receives a Subadvisory fee, paid by the Advisor. The Subadvisory fee, payable monthly, is 0.07% of the Index Fund's first $50 million average annual daily net assets managed by the Subadvisor, 0.05% of the next $50 million, and 0.03% of such assets over $100 million.

Each Board of Trustees/Directors reapproved the investment Subadvisory Agreements between each of the Subadvisors and the Advisor based on a number of factors relating to each Subadvisor's ability to perform under its Subadvisory Agreement.  These factors included: the Subadvisor's management style and long-term performance record; the Fund's performance record; the Subadvisor's current level of staffing and its overall resources; the Subadvisor's financial condition; the Subadvisor's compliance systems, and any disciplinary history.

The Funds have received an exemptive order to permit each Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

ADMINISTRATIVE SERVICES AGENT

                Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A, B, and C	Class I
Money Market	0.20%	N/A
Balanced	0.275%	0.125%
Bond	0.30%	0.10%
Equity	0.20%	0.10%
Enhanced Equity	0.15%	0.10%
Index Fund	0.225%	0.10%

The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:

	2001	2002	2003
Money Market	$417,780	$403,449	$375,095
Balanced	$1,818,881	$1,589,054	$1,409,639
Bond	$257,623	$394,104	$511,647
Equity	$627,129	$818,995	$1,112,359
Enhanced Equity	$66,344	$63,782	$64,623
Index Fund	$42,919	$58,844	$63,151

Administrative fees are allocated as a class-level expense based on net assets.

METHOD OF DISTRIBUTION

                Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans (the "Plans") which permit the Funds to pay certain expenses associated with the distribution and servicing of  shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios' respective average daily net assets and 0.25% of the Money Market and Enhanced Equity Portfolios', and Index Fund's average daily net assets. However, each Fund's Board of Trustees/Directors has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.

                Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity, Enhanced Equity, and Index Fund's Class B and Class C average daily net assets, respectively.  Class I has no Distribution Plan.  Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.  Distribution Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

                Each Fund's Distribution Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees/Directors who are not interested persons of the Funds is committed to the discretion of such disinterested Trustees/Directors. In establishing the Plans, the Trustees/Directors considered various factors including the amount of the distribution expenses. The Trustees/Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing Fund.

                The Plans may be terminated by vote of a majority of the non-interested Trustees/Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class or Portfolio of each Fund. If the Funds should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees/Directors, including a majority of the non-interested Trustees/Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees/Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees/Directors.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Distribution Plan expenses (paid by the Fund as part of the annual operating expenses).  In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund share or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2003, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: American Express, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, and Marshall & Isley.  The Advisor, CDI, and/or their affiliates do not use any directed brokerage of Fund portfolio trading commissions to compensate brokers for the sale of Fund shares.

                The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each Fund's respective Classes. These fees are paid pursuant to the Funds' Distribution Plan. Total Distribution Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2003 were:

	Class A	Class B	Class C
Balanced	$1,104,703	$169,397	$141,882
Bond	$275,246	$176,399	$101,279
Equity	$1,078,866	$573,129	$497,971
Enhanced Equity	$83,404	$60,562	$36,643
Index Fund	$56,300	$17,410	$19,407

For the fiscal year ended September 30, 2003, the Funds' Distribution Plan expenses for classes A, B, and C were spent for the following purposes:

Money Market

                                This Portfolio has never paid Distribution Plan expenses.

Balanced
	Class A	Class B	Class C
Compensation to broker-dealers	$695,308	$44,303	$92,450
Compensation to sales personnel	$62,049	$0	$0
Advertising	$69,669	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$17,701	$0	$0
Compensation to underwriters	$0	$125,094	$49,432
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$259,976	$0	$0

Bond
	Class A	Class B	Class C
Compensation to broker-dealers	$255,652	$51,255	$42,901
Compensation to sales personnel	$19,473	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$121	$0	$0
Compensation to underwriters	$0	$125,144	$58,378
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Equity
	Class A	Class B	Class C
Compensation to broker-dealers	$832,916	$140,366	$248,813
Compensation to sales personnel	$19,793	$0	$0
Advertising	$226,157	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$432,763	$249,158
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Enhanced Equity
	Class A	Class B	Class C
Compensation to broker-dealers	$64,591	$15,014	$23,062
Compensation to sales personnel	$16,720	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$45,548	$13,581
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$2,093	$0	$0

Index Fund
	Class A	Class B	Class C
Compensation to broker-dealers	$40,506	$4,247	$5,681
Compensation to sales personnel	$14,413	$0	$0
Advertising	$1,381	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$13,163	$13,726
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Balanced, Equity, and Enhanced Equity Portfolios and Index Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of

Investment

price

invested

Offering price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

Bond Portfolio

Class A Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of

Investment

price

invested

Offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year

2001

2002

2003

Class A	Gross	Net	Gross	Net	Gross	Net
Balanced	$447,965	$119,963	$471,971	$155,359	$443,609	$161,922
Bond	$121,878	$49,922	$212,427	$63,376	$230,886	$105,124
Equity	$627,921	$246,888	$729,961	$261,225	$668,557	$290,526
Enhanced Equity	$63,681	$20,598	$50,677	$11,698	$67,682	$25,108
Index Fund	$48,997	$12,805	$30,968	$13,126	$29,705	$12,715

Class B
Balanced	$0	$0	$0
Bond	$0	$0	$0
Equity	$0	$0	$0
Enhanced Equity	$0	$0	$0
Index Fund	$0	$0	$0
Class C
Balanced	$3,075	$7,269	$3,657
Bond	$268	$1,417	$3,701
Equity	$6,850	$9,750	$12,587
Enhanced Equity	$690	$183	$671
Index Fund	$605	$751	$537

*From inception, October 31, 2000

Fund Trustees/Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

                Boston Financial Data Services, Inc. ("BFDS"), (P.O. Box 19544 Kansas City, MO  64121-9844), a subsidiary of State Street Bank & Trust, has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

                Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.  CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and subaccounting services to the Funds.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees/Directors.

                Broker-dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/Subadvisor obligation to seek best execution.

                For the last three fiscal years, total brokerage commissions paid were as follows:

	2001	2002	2003
Balanced	$669,486	$671,935	$569,348
Bond	$23,770	$0	$68,614
Equity	$392,974	$651,559	$832,244
Enhanced Equity	$21,033	$31,900	$40,931
Index Fund	$9,978	$3,172	$3,960

The Bond Portfolio experienced an increase in brokerage commissions due to active futures trading activity. The Funds did not pay any brokerage commissions to affiliated persons for fiscal year 2003.

While the Funds' Advisor and Subadvisors select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining Fund strategy; providing computer software used in security analyses; providing Fund performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.  The Advisor and/or Subadvisors may also direct selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

                For the fiscal year ended September 30, 2003, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Transactions (in shares)	Related Commissions
Balanced	6,449,304	$320,256
Equity	5,215,454	$260,771
Enhanced Equity	$0	$0
Index Fund	$0	$0

                For the same period the Advisor received no soft-dollar credits in connection with fixed-price offerings.

                The Fund turnover rates for the last two fiscal years are as follows:

	2002	2003
Balanced	192%	175%
Bond	607%	395%
Equity	28%	29%
Enhanced Equity	36%	42%
Index Fund	9%	7%

PERSONAL SECURITIES TRANSACTIONS

                The Funds, their Advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund's investment personnel to invest in securities that may be purchased or held by the Funds. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Funds' Investment Advisor, principal underwriter, or an affiliated person of the Fund, its Investment Advisor, or principal underwriter.

INDEPENDENT AUDITORS AND CUSTODIANS

                KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania, 19103, served as independent auditors for the Funds for fiscal years 2002 and 2003. For fiscal years prior to 2002, the Funds used other auditors. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Funds' investments. M&T Bank, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Funds' cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

                The Calvert Social Investment Fund is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Funds are diversified except the Bond Portfolio, which is nondiversified. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees/Directors, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

                The Calvert Social Index Fund is a series of Calvert Social Index Series, Inc., an open-end management investment company organized as a Maryland corporation on April 7, 2000. The Fund is diversified.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced, Bond, Equity, and Enhanced Equity Portfolios, and Index Fund each offer four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same Fund of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon any liquidation of the Funds, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

                The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                As of December 31, 2003, the following shareholders owned of record 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio/Fund Name
Name and Address	% of Ownership

Money Market Portfolio
United Mine Workers of America	5.90%
Cash Deferred Svgs TR of 1988
c/o Marc Clay
2121 K St NW
Washington, DC 20037-1801

Balanced Portfolio
MLPF&S for the Sole Benefit of its Customers	8.94% of Class B
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	11.67% of Class C
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Bond Portfolio
Charles Schwab & Co., Inc.	14.93% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	12.85% of Class B
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	21.14% of Class C
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Education Finances Resources Corp.	70.61% of Class I
c/o Linda Skewes
1676 International Dr., Ste. 501
McLean, VA 22102-4847

Catherine B. Reynolds	12.81% of Class I
P.O. Box 9870
McLean, VA 22102-0870

Lutheran World Relief, Inc.	8.21% of Class I
700 Light Street
Baltimore, MD 21230-3850

A. G. Edwards & Sons, Inc. FBO	5.92% of Class I
Fund for Center
A/C 0307-244977
1 N. Jefferson Ave.
St. Louis, MO 63103-2287

Equity Portfolio	8.76% of Class A
Charles Schwab & Co., Inc.
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	11.75% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	16.64% of Class C
Fund Administration 976J0
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

VALIC Trust Co. as Custodian	16.14% of Class I
FBO Baptist Health South Florida, Inc.
403(B) Employee Retirement Plan
2929 Allen Parkway L3-00
Houston, TX 77019-7100

Caritas Insurance Co. Ltd.	15.24% of Class I
C/O Finance Dept. Hospital of Saint Raphael TTEE
1450 Chapel Street
New Haven, CT 06511-4405

Saint Raphael Master Retirement	9.01% of Class I
Trust U/A 09/30/02
C/O Finance Dept. Hospital of Saint Raphael
1450 Chapel Street
New Haven, CT 06511-4405

Bost & Co.	8.60% of Class I
A/C PCFF2307002
C/O Mutual FDS OPS
P.O. Box 3198
Pittsburgh, PA 15230-3198

Northern Trust Company Cust	8.39% of Class I
FBO Providence Health Systems
A/C 26-15124
P.O. Box 92956
Chicago, IL 60675-2956

Daniel W. Boone, III	7.88% of Class I
3626 Randall Mill Road, NW
Atlanta, GA 30327-2712

Enhanced Equity Portfolio
Ameritas Life Insurance Corp.	22.22% of Class A
P.O. Box 81889
Lincoln, NE 68501-1889

Charles Schwab & Co. Inc	21.29% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	9.41% of Class B
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	12.21% of Class C
Fund Administration 973U7
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

NFSC FEBO #Z10-084921	8.85% of Class C
NCCF
General Trust
6301 Greentree Road
Bethesda, MD 20817-3368

Index Fund
Ameritas Life Insurance Corp.	33.68% of Class A
PO Box 81889
Lincoln, NE 68501-1889

Charles Schwab & Co. Inc.	21.87% of Class A
Reinvest Acct
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF &S for the Sole Benefit of its Customers	17.80% of Class B
Attn: Fund Administration 973U7
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

MLPF &S for the Sole Benefit of its Customers	29.45% of Class C
Attn: Fund Administration 973U7
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484

Ameritas Life Insurance Corp.	72.16% of Class I
Attn: Tina Udell
PO Box 81889
Lincoln, NE 68501-1889

Ronald Alexander & Barbara Gallo Trustees	27.84% of Class I
U/A DTD 01-27-1993
Union Benefits Trust
390 Worthington Road
Westerville, OH 43082-8328

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT auditors

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, Massachusetts 02110

CUSTODIAN (cash assets)

M&T Bank

25 South Charles Street

Baltimore, Maryland  21203

APPENDIX A

PROXY VOTING GUIDELINES

Introduction

                Calvert believes that healthy corporations are characterized by sound corporate governance   and overall corporate social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

                These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility.  The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

Long-Term Value.   Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability.  Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

  Sustainability.  Well-governed companies are those whose operations are financially, socially, and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities, and the environment.

                As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Social Responsibility = Corporate Responsibility.

                 On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines").   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate Advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

                When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund Advisor generally foresees voting all shares as described except in special circumstances where the Advisor determines that a contrary vote may be in the best interests of Fund shareholders.

                When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund Advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

                When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

                Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and SEC rules governing inclusion of specific items in corporate proxies change.  We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

                Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

CORPORATE GOVERNANCE

Board and Governance Issues

Board of Directors

                The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders.  While company boards do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

                One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

                Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners.   In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

                Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

                Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, and geography.  Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders.  Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race.  Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

                Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund Advisor will vote on a case-by-case basis on board independence and board diversity matters.

                Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

                The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

                The Fund Advisor will oppose slates of directors without at least a majority of independent directors.

                The Fund Advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the Advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

                The Fund Advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

                The Fund Advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

                The Fund Advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

                The Fund Advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

                The Fund Advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

Classified or Staggered Boards

                On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.    A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

                The Fund Advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

                Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

                The Fund Advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

                The Fund Advisor will examine and vote on acase-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund Advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

                Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

                The Fund Advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund Advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

                Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund Advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

                Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

                The Fund Advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

                It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

                The Fund Advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

                Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

                The Fund Advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

                Corporations are bound by the laws of the states in which they are incorporated.   Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

                The Fund Advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

                The Fund Advisor will ordinarily oppose proposals to reincorporate outside the United States if the Advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

                Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

                The Fund Advisor will examine and vote on a case-by-case basisproposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

                In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation.   This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

                The Fund Advisor will ordinarily oppose proposals to create dual classes of stock.  However, the Advisor will examine and vote on acase-by-case basis proposals to createclasses of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

                Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

                Accordingly, the Fund Advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

  Director Stock Ownership

                Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

                The Fund Advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

                The Fund Advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

                Annual election of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants.  Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

                Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings).

                The Fund Advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the Advisor determines that the independence of the auditor may be compromised.

                The Fund Advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the Advisor determines that the independence of the auditor may be compromised.

                The Fund Advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the Advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Charter and By-Laws

                There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

                The Fund Advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

                The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years.  The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options.  Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options.  It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund Advisor will ordinarily support proposals requesting that companies expense stock options.

B.            Executive and Employee Compensation

                In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees.  According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050.  "The size of CEO compensation is simply out of hand."  Business Week, 04/22/02.

                The problem is not limited to CEOs.  Excessive executive compensation has become a widespread problem throughout American industry.  In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain.  The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

                Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

                Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans.  Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

                The Fund Advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

                The Fund Advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

                The Fund Advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

                During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

                Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.   Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests.  Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value.  Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

                The Fund Advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

                The Fund Advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

                The Fund Advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

                The Fund Advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

                The Fund Advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).    The Fund Advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

                The Fund Advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

                The Fund Advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

                The Fund Advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

                The Fund Advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

                Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right.    At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management.  On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund Advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

                Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.  While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

               The Fund Advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

                The Fund Advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

                The Fund Advisor will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.            Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

                Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

                Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

                The Fund Advisor will support proposals that consider non-financial impacts of mergers.

                The Fund Advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

                The Fund Advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

                Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

                The Fund Advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

                The Fund Advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

                Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares.  This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

                The Fund Advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

                Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

                The Fund Advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

CORPORATE SOCIAL RESPONSIBILITY

A.            Sustainability Reporting

                The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy.  Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

                The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

                The Fund Advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.            Environment

                All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

                The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

                The Fund Advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund Advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

                The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

                The Fund Advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

                 The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions.  Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

                Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change.  Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

                The Fund Advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

Environmental Justice

                Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

                The Fund Advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

                The Fund Advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.            Workplace Issues

Labor Relations

                Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

                The Fund Advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

                The Fund Advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

                The Fund Advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

                Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

                The Fund Advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

                Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

                Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).  Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

                The Fund Advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

                The Fund Advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

                The Fund Advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

                The Fund Advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

                Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

                The Fund Advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.                                                                                                                            Product Safety and Impact

                Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

                The Fund Advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

                The Fund Advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

                Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

                The Fund Advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

                The Fund Advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

                The Fund Advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

                Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

                The Fund Advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

                The Fund Advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

E.                             International Operations and Human Rights

                Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

                Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them.  For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland.  In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma.  In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

        The Fund Advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

        The Fund Advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

        The Fund Advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

                Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises.   Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

                The Fund Advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

                Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations.  In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises.  As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability.  Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations.  Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners.  Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

                The Fund Advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

                Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

                The Fund Advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund Advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

                The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

                The Fund Advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

                The Fund Advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F.             Indigenous Peoples' Rights

Cultural Rights of Indigenous Peoples

                The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened.  Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

                The Fund Advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G.            Weapons Contracting

Weapons/Military Conversion

                Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

                The Fund Advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H.            Community

Equal Credit Opportunity

                Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

                The Fund Advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

                Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

                The Fund Advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

                Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans.  These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

                The Fund Advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

                Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

                The Fund Advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I.              Political Action Committees and Political Partisanship

                Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

                The Fund Advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

                The Fund Advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

                The Fund Advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.             Other Issues

                All social issues that are not covered in these guidelines are delegated to the Fund's Advisor to vote in accordance with the Fund's specific social criteria.  In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III.           CONFLICT OF INTEREST POLICY

                All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

                Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment Advisor, sub-Advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

                Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Revised September 2002.

Revised June 2003.

APPENDIX B

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

                By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

                I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

                __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

                Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

                I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

                From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

                If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

                Upon expiration of this Letter, if the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

                I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

                The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

                The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

                In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

APPENDIX C

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source:  Standard & Poor's)

Bonds

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor's.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                AA:  An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

                BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

                Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                CC: An obligation rated CC is currently highly vulnerable to nonpayment.

                C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or  where similar action has been taken but payment on the obligation is being continued.

                D: An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having  a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:  These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:  These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.


PART C. OTHER INFORMATION

Item 15.  Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $10 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits:

1.             Declaration of Trust incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

2.             By-Laws of the Trust incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

3.             Inapplicable.

4.             Agreement and Plan of Reorganization filed herewith as Exhibit A to the Form N-14 filed herewith.

5.             Inapplicable.

6.             Investment Advisory Agreement incorporated by reference to registrant's Post-Effective Amendment No. 31, October 26, 2000, accession number 0000356682-00-000012.

Investment Sub-Advisory Contract (Atlanta Capital), incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

7.             Underwriting Agreement incorporated by reference to registrant's Post-Effective Amendment No. 31, October 26, 2000, accession number 0000356682-00-000012.

8.             Deferred Compensation Agreement incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

9.             Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 32, January 31, 2001, accession number 0000356682-01-000002.

10.           Plan of Distribution for Class A, Class B and Class C Shares incorporated by reference to registrant's Post-Effective Amendment No. 31, October 26, 2000, accession number 0000356682-00-000012.

Multiple-Class Plan incorporated by reference to Registrant's Post-Effective Amendment No. 32, January 31, 2001, accession number 0000356682-01-000002.

11.           Opinion of Counsel to be filed.

12.           Opinion and Consent of Counsel on Tax Matters to be filed.

13.           Transfer Agency Contract and Shareholder Servicing Contract incorporated by reference to registrant's Post-Effective Amendment No. 31, October 26, 2000, accession number 0000356682-00-000012.

14.           Consent of Consent of Independent Auditors, to be filed.

15.           Inapplicable.

16.           Power of Attorney forms signed by trustees incorporated by reference to registrant's Post-Effective Amendment No. 34, January 30, 2003, accession number 0000356682-01-000003.

17.           Inapplicable.

Item 17. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 7th day of October, 2004.

CALVERT SOCIAL INVESTMENT FUND

BY:

___________**_________________

BARBARA J. KRUMSIEK

SENIOR VICE PRESIDENT AND TRUSTEE

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature                                                                               Title                                                        Date

__________**____________                        PRESIDENT AND TRUSTEE             10/07/2004

D. WAYNE SILBY

__________**____________                        TRUSTEE                                              10/07/2004

                                                                                                (PRINCIPAL EXECUTIVE OFFICER)

JOHN G. GUFFEY, JR.

__________**____________                        SENIOR VICE PRESIDENT                10/07/2004

BARBARA J. KRUMSIEK                                                 AND TRUSTEE

__________**____________                        PRINCIPAL ACCOUNTING

RONALD M. WOLFSHEIMER                          OFFICER                                              10/07/2004

__________**____________                        TRUSTEE                                              10/07/2004

REBECCA L. ADAMSON

__________**____________                        TRUSTEE                                              10/07/2004

RICHARD L. BAIRD, JR.

__________**_____________                      TRUSTEE                                              10/07/2004

JOY V. JONES

__________**____________                        TRUSTEE                                              10/07/2004

TERRENCE J. MOLLNER

__________**____________                        TRUSTEE                                              10/07/2004

SYDNEY AMARA MORRIS

__________**____________                        TRUSTEE                                              10/07/2004

CHARLES T. NASON

__________**____________                        TRUSTEE                                              10/07/2004

FREDERICK A. DAVIE, JR.

**By: Ivy Wafford Duke as Attorney-in-fact.

/s/ Ivy Wafford Duke

Purchases of Class A Shares of the CSIF Equity Portfolio for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase.

The redemption fee applies only to purchases over $100,000 that are redeemed or exchanged out of the CSIF Equity Portfolio in less than 30 days (less than 5 days, in the case of Class I Shares). The fee is not charged on certain retirement platforms and other similar omnibus-type accounts but rather on their participants by the sub-transfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use consultants are excluded from the Class I redemption fee.  The fee, where applicable, is deducted from your redemption proceeds. It is payable to the CSIF Equity Portfolio. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the CSIF Equity Portfolio.

A contingent deferred sales charge (“CDSC”) is imposed on the proceeds of Class B Shares redeemed within 6 years, subject to certain exceptions.  The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that Shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year.  There is no CDSC on redemptions of Class B Shares held for more than six years.

A CDSC of 1% is imposed on the proceeds of Class C Shares of the CSIF Equity Portfolio that are redeemed within one year.  The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

A purchase of Class A Shares of the Social Awareness Fund of $1 million or more may be made at net asset value.  However, if you buy the shares through a financial adviser who is paid a commission, a CDSC will apply to redemptions made within two years of purchase.  Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Social Awareness Fund’s prospectus.

Exchanges are subject to the requirements of each fund in the Delaware Investments family of funds.  A front-end sales charge may apply if you exchange shares of the Social Awareness Fund into a fund that has a front-end sales charge.

If you redeem Class B Shares of the Social Awareness Fund during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth year, 1.50% during the sixth year and 0% thereafter.

Class C Shares of the Social Awareness Fund that are redeemed within one year of purchase are subject to a 1% CDSC.

Pro forma expenses of the CSIF Equity Portfolio are based on what the estimated combined expenses of the CSIF Equity Portfolio would have been for the fiscal year ended on September 30, 2003.

Management fees for the CSIF Equity Portfolio include the sub-advisory fee paid by Calvert to the CSIF Equity Portfolio’s sub-adviser, and the administrative fee paid by the CSIF Equity Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

Class A Shares of the Social Awareness Fund are subject to a Rule 12b-1 distribution and service fee of 0.30% of average daily net assets and Class B and Class C Shares are subject to Rule 12b-1 distribution and service fees of 1.00% of average daily net assets.  The Social Awareness Fund’s distributor has contracted to limit the Class A Shares’ Rule 12b-1 fees to no more than 0.25% of average daily net assets through January 31, 2005.

DMC has contracted to waive fees and pay expenses through January 31, 2005 in order to prevent total operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.25% of average daily net assets.